UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2737

Fidelity Summer Street Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2008

Item 1. Reports to Stockholders

Fidelity®
Capital & Income
Fund

Annual Report

April 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	-1.14%	10.00%	6.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Capital & Income Fund on April 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Mark Notkin, Portfolio Manager of
Fidelity® Capital & Income Fund

Concerns about a sharp U.S. economic downturn and ongoing credit market turmoil - an offshoot of the subprime mortgage crisis - pressured the prices of lower-quality, higher-yielding corporate debt during the 12 months ending April 30, 2008. As a result, the yield spreads of below-investment-grade securities relative to Treasury bond yields of comparable maturity rose from near-historic lows to multiyear highs late in the period, as investors demanded higher premiums to hold bonds not issued by the U.S. federal government. The "junk" bond default rate ticked higher as well. After reaching an all-time low of 1.0% in the fourth quarter of 2007, the default rate climbed to 2.9% during the first quarter of 2008 - though still low by historical standards. Against this backdrop, the high-yield bond market fell 0.73% as measured by the Merrill Lynch® U.S. High Yield Master II Constrained Index for the period overall. On a positive note, the Merrill Lynch index rose 4.00% in April, breaking a three-month losing streak, as investors grew more hopeful that the worst of the economic news was over.

The fund lost 1.14% during the year, slightly lagging the Merrill Lynch benchmark. Although the fund's industry allocation was positive, its security selection was weak. Bonds and common stock issued by airlines Delta and Northwest detracted when their earnings were squeezed by falling demand and soaring oil prices. The stocks of medical insurer UnitedHealth Group, cable provider Comcast and oil refiner Valero Energy all hurt performance. UnitedHealth's results stemmed from weak underwriting and poor cost management. Comcast had good operating performance but ran into interference from competing telecommunications firms. Valero's profit margins were pressured after it was unable to pass through its full increase in oil costs to consumers through higher gasoline prices. Bonds from residential broker Realogy suffered as home sales volumes and prices deteriorated. However, shares of several energy and other commodity-related firms contributed. Chesapeake Energy, Forest Oil and Petrohawk Energy were all boosted by high demand and rising prices for oil and natural gas. Coal company Alpha Natural tapped into favorable coal pricing. I subsequently sold the stock. Offshore oil rig operator Hornbeck Offshore Services rode a rising tide of market demand. The fund also gained from limiting its exposure to bonds issued by troubled firms Abitibi-Consolidated, a Canadian newsprint company, and residential mortgage company Residential Capital, a subsidiary of General Motors Acceptance Corporation, which faced write-offs, losses and weak demand. Holding a sizable cash position further aided results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 to April 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period* November 1, 2007 to April 30, 2008
Actual	$ 1,000.00	$ 979.20	$ 3.74
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.08	$ 3.82

* Expenses are equal to the Fund's annualized expense ratio of .76%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Freescale Semiconductor, Inc.	2.9	3.1
Realogy Corp.	2.3	2.2
EchoStar Communications Corp.	2.1	0.9
Chesapeake Energy Corp.	1.5	1.3
Momentive Performance Materials, Inc.	1.4	1.0
	10.2
Top Five Market Sectors as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	10.2	10.4
Energy	9.8	8.5
Telecommunications	9.4	9.4
Healthcare	5.8	5.3
Electric Utilities	5.7	7.0
Quality Diversification (% of fund's net assets)
As of April 30, 2008	As of October 31, 2007
AAA,AA,A 0.2%	AAA,AA,A 0.2%
BBB 5.0%	BBB 4.4%
BB 14.4%	BB 22.1%
B 29.4%	B 26.9%
CCC,CC,C 20.1%	CCC,CC,C 15.2%
Not Rated 2.4%	Not Rated 1.8%
Equities 13.7%	Equities 17.8%
Short-Term Investments and Net Other Assets 14.8%	Short-Term Investments and Net Other Assets 11.6%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of April 30, 2008*		As of October 31, 2007**
	Nonconvertible Bonds 62.0%		Nonconvertible Bonds 56.6%
	Convertible Bonds, Preferred Stocks 0.6%		Convertible Bonds, Preferred Stocks 0.5%
	Common Stocks 13.2%		Common Stocks 17.3%
	Floating Rate Loans 9.4%		Floating Rate Loans 14.0%
	Short-Term Investments and Net Other Assets 14.8%		Short-Term Investments and Net Other Assets 11.6%
* Foreign investments	12.0%	** Foreign investments	9.0%

Annual Report

Investments April 30, 2008

Showing Percentage of Net Assets

Corporate Bonds - 62.1%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.1%
Technology - 0.1%
ON Semiconductor Corp. 0% 4/15/24	$ 840	$ 835
Spansion, Inc. 2.25% 6/15/16 (g)	13,080	6,255
		7,090
Nonconvertible Bonds - 62.0%
Aerospace - 0.2%
Alion Science & Technology Corp. 10.25% 2/1/15	3,790	2,426
Hexcel Corp. 6.75% 2/1/15	10,710	10,389
Orbimage Holdings, Inc. 14.2175% 7/1/12 (i)	8,010	8,411
		21,226
Air Transportation - 0.9%
Continental Airlines, Inc. 6.903% 4/19/22	4,070	3,256
Delta Air Lines, Inc.:
7.9% 12/15/09 (a)	69,605	2,784
10% 8/15/08 (a)	6,280	251
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22	51,705	45,881
8.021% 8/10/22	24,633	21,924
Northwest Airlines Corp. 10% 2/1/09 (a)	8,210	164
Northwest Airlines, Inc.:
7.875% 3/15/49 (a)	5,910	177
8.875% 6/1/06 (a)	5,900	118
Northwest Airlines, Inc. pass-thru trust certificates:
7.027% 11/1/19	11,970	10,534
8.028% 11/1/17	5,560	4,782
		89,871
Automotive - 3.2%
Affinia Group, Inc. 9% 11/30/14	10,625	9,031
Ford Motor Credit Co. LLC:
7% 10/1/13	27,925	24,155
7.25% 10/25/11	20,965	18,880
7.8% 6/1/12	6,990	6,186
7.875% 6/15/10	14,075	13,397
9.875% 8/10/11	32,570	31,515
12% 5/15/15	16,435	16,846
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Automotive - continued
General Motors Acceptance Corp.:
6.75% 12/1/14	$ 48,780	$ 37,317
6.875% 9/15/11	26,895	22,592
6.875% 8/28/12	13,985	11,095
7.25% 3/2/11	6,985	5,925
General Motors Corp.:
6.75% 5/1/28	10,025	6,241
7.125% 7/15/13	28,365	23,117
7.2% 1/15/11	28,330	25,072
7.4% 9/1/25	18,905	13,044
7.7% 4/15/16	13,980	10,904
8.25% 7/15/23	20,010	14,957
GMAC LLC 6.625% 5/15/12	6,985	5,728
Visteon Corp. 7% 3/10/14	24,960	15,725
		311,727
Broadcasting - 0.4%
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (g)	15,770	16,243
10.375% 9/1/14 (g)	18,090	19,447
		35,690
Building Materials - 0.2%
Coleman Cable, Inc. 9.875% 10/1/12	5,190	4,775
General Cable Corp. 7.125% 4/1/17	3,350	3,216
NTK Holdings, Inc. 0% 3/1/14 (e)	32,360	13,591
		21,582
Cable TV - 4.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13	11,660	10,698
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.:
11% 10/1/15	77,548	58,936
11% 10/1/15	7,175	5,381
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. Series B, 10.25% 9/15/10	15,790	15,079
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 10.875% 9/15/14 (g)	19,720	20,755
CSC Holdings, Inc.:
6.75% 4/15/12	8,785	8,609
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Cable TV - continued
CSC Holdings, Inc.: - continued
7.625% 7/15/18	$ 29,223	$ 28,419
7.875% 2/15/18	19,375	18,939
EchoStar Communications Corp.:
6.375% 10/1/11	15,465	15,272
6.625% 10/1/14	34,270	33,499
7% 10/1/13	16,420	16,461
7.125% 2/1/16	136,805	134,402
iesy Repository GmbH 10.375% 2/15/15 (g)	4,660	4,194
NTL Cable PLC:
8.75% 4/15/14	12,085	11,602
9.125% 8/15/16	5,030	4,841
Videotron Ltd. 6.875% 1/15/14	3,630	3,521
		390,608
Capital Goods - 0.7%
Blount, Inc. 8.875% 8/1/12	6,070	6,116
Chart Industries, Inc. 9.125% 10/15/15	4,970	5,094
RBS Global, Inc. / Rexnord Corp.:
8.875% 9/1/16	6,615	6,317
9.5% 8/1/14	30,640	30,487
11.75% 8/1/16	17,630	16,925
Sensus Metering Systems, Inc. 8.625% 12/15/13	3,760	3,685
		68,624
Chemicals - 1.8%
Georgia Gulf Corp.:
7.125% 12/15/13	6,165	4,809
9.5% 10/15/14	18,050	15,162
Huntsman LLC 11.625% 10/15/10	2,465	2,607
MacDermid, Inc. 9.5% 4/15/17 (g)	2,460	2,374
Momentive Performance Materials, Inc.:
9.75% 12/1/14	84,730	82,400
10.125% 12/1/14 pay-in-kind	25,475	24,201
11.5% 12/1/16	44,025	38,522
Sterling Chemicals, Inc. 10.25% 4/1/15 (g)	7,980	8,000
		178,075
Consumer Products - 0.2%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	710	671
Elizabeth Arden, Inc. 7.75% 1/15/14	2,790	2,706
Hines Nurseries, Inc. 10.25% 10/1/11	2,480	1,395
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Consumer Products - continued
Reddy Ice Holdings, Inc. 0% 11/1/12 (e)	$ 15,460	$ 12,832
Riddell Bell Holdings, Inc. 8.375% 10/1/12	3,450	2,907
		20,511
Containers - 1.3%
AEP Industries, Inc. 7.875% 3/15/13	2,780	2,655
Berry Plastics Holding Corp.:
8.875% 9/15/14	26,100	24,273
10.25% 3/1/16	19,510	16,388
BWAY Corp. 10% 10/15/10	9,210	8,980
Constar International, Inc. 11% 12/1/12	11,545	6,927
Crown Cork & Seal, Inc.:
7.375% 12/15/26	2,469	2,247
7.5% 12/15/96	17,610	13,648
8% 4/15/23	6,295	5,854
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14	4,220	4,231
8.25% 5/15/13	10,790	11,222
Solo Cup Co. 8.5% 2/15/14	10,300	8,549
Tekni-Plex, Inc. 10.875% 8/15/12	4,620	4,736
Vitro SAB de CV:
8.625% 2/1/12	4,980	4,631
9.125% 2/1/17	10,510	8,934
		123,275
Diversified Financial Services - 0.7%
ACE Cash Express, Inc. 10.25% 10/1/14 (g)	6,080	4,864
FireKeepers Development Authority 13.875% 5/1/15 (g)(h)	7,760	7,857
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12	2,035	1,999
KAR Holdings, Inc. 10% 5/1/15	10,550	10,023
NCO Group, Inc. 11.875% 11/15/14	13,230	10,253
Residential Capital Corp.:
5.8159% 4/17/09 (i)	7,985	5,310
6% 2/22/11	5,015	2,583
8.125% 11/21/08	2,815	2,336
8.5% 4/17/13	7,005	3,538
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - continued
Residential Capital LLC:
6.1925% 5/22/09 (i)	$ 18,935	$ 12,450
8% 6/1/12 (i)	21,070	10,746
		71,959
Diversified Media - 0.5%
Affinion Group, Inc. 11.5% 10/15/15	12,915	12,754
CanWest Media, Inc. 8% 9/15/12	4,040	3,798
Liberty Media Corp.:
8.25% 2/1/30	20,315	18,025
8.5% 7/15/29	13,600	12,217
		46,794
Electric Utilities - 4.4%
AES Corp.:
7.75% 10/15/15	28,380	29,267
8% 10/15/17	71,000	73,929
AES Gener SA 7.5% 3/25/14	14,980	15,954
Aquila, Inc. 14.875% 7/1/12	7,225	8,815
Chivor SA E.S.P. 9.75% 12/30/14 (g)	11,230	12,381
Edison Mission Energy:
7.5% 6/15/13	25,210	25,903
7.75% 6/15/16	23,125	24,108
Energy Future Holdings:
10.875% 11/1/17 (g)	60,335	64,558
11.25% 11/1/17 pay-in-kind (g)	40,880	42,924
Intergen NV 9% 6/30/17 (g)	43,300	45,249
NRG Energy, Inc.:
7.25% 2/1/14	3,570	3,668
7.375% 2/1/16	6,520	6,699
Reliant Energy, Inc.:
7.625% 6/15/14	24,930	25,803
7.875% 6/15/17	19,800	20,592
Tenaska Alabama Partners LP 7% 6/30/21 (g)	5,107	4,801
Texas Competitive Electric Holdings Co. LLC Series A, 10.25% 11/1/15 (g)	29,635	30,894
Utilicorp United, Inc. 9.95% 2/1/11 (i)	175	186
		435,731
Energy - 5.2%
ANR Pipeline, Inc. 7.375% 2/15/24	9,540	10,661
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Atlas Energy Operating Co. LLC/Financing Corp. 10.75% 2/1/18 (g)	$ 21,260	$ 22,270
Atlas Pipeline Partners LP 8.125% 12/15/15	4,940	5,101
Berry Petroleum Co. 8.25% 11/1/16	13,210	13,705
Chaparral Energy, Inc.:
8.5% 12/1/15	22,100	20,111
8.875% 2/1/17	17,790	16,233
Chesapeake Energy Corp.:
6.5% 8/15/17	38,930	38,249
6.875% 11/15/20	12,985	12,920
7.5% 9/15/13	2,000	2,070
7.625% 7/15/13	19,570	20,426
Colorado Interstate Gas Co. 6.8% 11/15/15	22,370	22,731
Complete Production Services, Inc. 8% 12/15/16	11,475	11,504
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (g)	23,830	25,172
Enron Corp.:
Series A, 8.375% 5/23/05 (d)	15,020	2,178
6.4% 7/15/06 (d)	3,270	458
6.625% 11/15/05 (d)	13,290	1,861
6.725% 11/17/08 (d)(i)	4,095	737
6.75% 8/1/09 (d)	3,320	465
6.875% 10/15/07 (d)	8,050	1,127
6.95% 7/15/28 (d)	7,270	1,309
7.125% 5/15/07 (d)	1,390	195
7.375% 5/15/19 (d)	8,400	1,155
7.875% 6/15/03 (d)	1,390	195
9.125% 4/1/03 (d)	285	40
9.875% 6/5/03 (d)	1,268	178
EXCO Resources, Inc. 7.25% 1/15/11	3,410	3,384
Harvest Operations Corp. 7.875% 10/15/11	5,620	5,339
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (g)	20,850	21,684
InterNorth, Inc. 9.625% 3/16/06 (d)	5,575	781
Mariner Energy, Inc. 8% 5/15/17	7,240	7,059
OPTI Canada, Inc. 7.875% 12/15/14	28,570	29,141
Petrohawk Energy Corp. 9.125% 7/15/13	26,090	27,460
Petroleum Development Corp. 12% 2/15/18 (g)	21,910	23,225
Range Resources Corp. 7.375% 7/15/13	5,530	5,585
Southern Natural Gas Co.:
7.35% 2/15/31	35,553	35,629
8% 3/1/32	20,945	22,388
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Southern Star Central Corp. 6.75% 3/1/16	$ 6,870	$ 6,595
Southwestern Energy Co. 7.5% 2/1/18 (g)	12,875	13,583
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13	5,140	4,922
Tennessee Gas Pipeline Co.:
7% 10/15/28	9,810	9,777
7.5% 4/1/17	6,635	7,284
7.625% 4/1/37	7,450	8,042
8.375% 6/15/32	6,100	6,744
Venoco, Inc. 8.75% 12/15/11	15,355	14,472
W&T Offshore, Inc. 8.25% 6/15/14 (g)	28,470	27,901
		512,046
Entertainment/Film - 0.1%
AMC Entertainment, Inc. 11% 2/1/16	10,730	10,623
Environmental - 0.3%
Allied Waste North America, Inc. 7.125% 5/15/16	11,465	11,522
Browning-Ferris Industries, Inc. 7.4% 9/15/35	17,991	16,552
		28,074
Food and Drug Retail - 0.4%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20	4,710	4,851
Rite Aid Corp.:
9.375% 12/15/15	17,860	14,511
9.5% 6/15/17	29,570	23,952
		43,314
Food/Beverage/Tobacco - 0.3%
Leiner Health Products, Inc. 11% 6/1/12 (d)	2,870	29
Michael Foods, Inc. 8% 11/15/13	2,690	2,663
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	4,540	4,290
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.:
9.25% 4/1/15	1,930	1,756
10.625% 4/1/17	4,890	4,230
Smithfield Foods, Inc. 7.75% 7/1/17	15,280	15,242
		28,210
Gaming - 2.2%
Mandalay Resort Group 6.5% 7/31/09	16,415	16,415
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Gaming - continued
MGM Mirage, Inc.:
6% 10/1/09	$ 5,030	$ 5,011
6.625% 7/15/15	20,645	17,961
6.75% 9/1/12	6,315	5,857
6.75% 4/1/13	4,430	4,065
6.875% 4/1/16	2,280	1,995
7.5% 6/1/16	10,195	9,086
Mohegan Tribal Gaming Authority 6.875% 2/15/15	9,760	8,272
Scientific Games Corp. 6.25% 12/15/12	3,050	2,844
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (g)	8,350	7,348
Station Casinos, Inc.:
6.5% 2/1/14	58,215	37,549
6.625% 3/15/18	60,505	36,606
6.875% 3/1/16	64,220	40,780
7.75% 8/15/16	18,830	15,676
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)	4,965	2,631
9% 1/15/12	2,645	1,957
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/14 (g)	6,894	6,205
		220,258
Healthcare - 4.2%
Bausch & Lomb, Inc. 9.875% 11/1/15 (g)	11,170	11,868
Bio-Rad Laboratories, Inc. 7.5% 8/15/13	13,300	13,433
Cardinal Health 409, Inc. 9.5% 4/15/15 pay-in-kind	59,725	52,558
CRC Health Group, Inc. 10.75% 2/1/16	7,690	6,844
DaVita, Inc. 6.625% 3/15/13	2,840	2,797
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11	7,530	7,361
HCA, Inc.:
9.125% 11/15/14	36,365	38,274
9.25% 11/15/16	35,440	38,009
9.625% 11/15/16 pay-in-kind	18,695	19,957
Invacare Corp. 9.75% 2/15/15	7,340	7,322
Rural/Metro Corp. 9.875% 3/15/15	6,115	5,259
Senior Housing Properties Trust 7.875% 4/15/15	11,204	11,414
Skilled Healthcare Group, Inc. 11% 1/15/14	5,982	6,416
Sun Healthcare Group, Inc. 9.125% 4/15/15	1,550	1,566
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	12,530	11,778
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
Tenet Healthcare Corp.:
9.25% 2/1/15	$ 28,590	$ 28,233
9.875% 7/1/14	71,165	72,588
U.S. Oncology, Inc. 9% 8/15/12	6,330	6,377
Vanguard Health Holding Co. I, LLC 0% 10/1/15 (e)	2,985	2,492
Vanguard Health Holding Co. II LLC 9% 10/1/14	33,250	33,167
VWR Funding, Inc. 10.25% 7/15/15	38,935	37,572
		415,285
Homebuilding/Real Estate - 2.3%
BF Saul REIT 7.5% 3/1/14	12,505	11,567
Realogy Corp.:
10.5% 4/15/14	150,465	109,839
11% 4/15/14 pay-in-kind	88,225	57,346
12.375% 4/15/15	41,995	22,992
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (g)	29,430	26,340
		228,084
Hotels - 0.1%
Gaylord Entertainment Co.:
6.75% 11/15/14	6,620	5,892
8% 11/15/13	8,460	7,974
		13,866
Leisure - 1.0%
Six Flags, Inc.:
8.875% 2/1/10	42,285	34,251
9.625% 6/1/14	5,035	3,373
9.75% 4/15/13	33,785	22,805
Town Sports International Holdings, Inc. 0% 2/1/14 (e)	19,749	17,972
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	8,135	8,410
Vail Resorts, Inc. 6.75% 2/15/14	13,540	13,303
		100,114
Metals/Mining - 2.8%
Aleris International, Inc. 9% 12/15/14	12,670	9,312
America Rock Salt Co. LLC 9.5% 3/15/14	8,250	8,456
Drummond Co., Inc. 7.375% 2/15/16 (g)	11,870	10,920
FMG Finance Property Ltd.:
10% 9/1/13 (g)	17,490	19,020
10.625% 9/1/16 (g)	44,695	51,064
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Metals/Mining - continued
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	$ 13,060	$ 13,517
8.25% 4/1/15	20,280	21,953
8.375% 4/1/17	59,290	65,441
Massey Energy Co. 6.875% 12/15/13	18,850	18,779
Peabody Energy Corp.:
7.375% 11/1/16	26,690	28,025
7.875% 11/1/26	26,690	27,491
		273,978
Paper - 0.5%
Abitibi-Consolidated, Inc. 13.75% 4/1/11 (g)	32,430	34,052
Glatfelter 7.125% 5/1/16	2,400	2,406
NewPage Corp. 9.4894% 5/1/12 (i)	8,670	9,017
		45,475
Publishing/Printing - 1.4%
Haights Cross Communications, Inc. 0% 8/15/11 (e)	9,350	7,503
Sun Media Corp. Canada 7.625% 2/15/13	10,365	9,924
The Reader's Digest Association, Inc. 9% 2/15/17 (g)	14,730	10,385
TL Acquisitions, Inc. 10.5% 1/15/15 (g)	117,815	106,623
		134,435
Railroad - 0.5%
Kansas City Southern de Mexico, SA de CV:
7.375% 6/1/14 (g)	8,690	8,125
7.625% 12/1/13	7,670	7,325
Kansas City Southern Railway Co.:
7.5% 6/15/09	7,655	7,751
9.5% 10/1/08	5,910	6,058
TFM SA de CV 9.375% 5/1/12	16,130	16,775
		46,034
Restaurants - 0.6%
Carrols Corp. 9% 1/15/13	14,495	13,317
OSI Restaurant Partners, Inc. 10% 6/15/15 (g)	64,355	48,427
		61,744
Services - 2.3%
Allied Security Escrow Corp. 11.375% 7/15/11	10,925	9,396
FTI Consulting, Inc.:
7.625% 6/15/13	3,280	3,378
7.75% 10/1/16	5,990	6,230
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Services - continued
Iron Mountain, Inc.:
6.625% 1/1/16	$ 33,965	$ 32,819
7.75% 1/15/15	26,235	26,760
8.625% 4/1/13	6,225	6,334
8.75% 7/15/18	42,365	45,119
JohnsonDiversey Holdings, Inc. 10.67% 5/15/13	28,735	28,448
Mac-Gray Corp. 7.625% 8/15/15	3,040	2,949
MediMedia USA, Inc. 11.375% 11/15/14 (g)	3,780	3,893
Penhall International Corp. 12% 8/1/14 (g)	6,510	5,338
Rental Service Corp. 9.5% 12/1/14	18,790	16,817
West Corp. 9.5% 10/15/14	40,480	38,658
		226,139
Shipping - 1.0%
CHC Helicopter Corp. 7.375% 5/1/14	10,925	10,925
Navios Maritime Holdings, Inc. 9.5% 12/15/14	20,280	20,838
Seabulk International, Inc. 9.5% 8/15/13	17,020	17,935
Ship Finance International Ltd. 8.5% 12/15/13	30,655	31,345
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14	8,485	7,552
US Shipping Partners LP 13% 8/15/14	13,660	12,157
		100,752
Specialty Retailing - 1.7%
Burlington Coat Factory Warehouse Corp. 11.125% 4/15/14	39,320	33,422
Claire's Stores, Inc.:
9.25% 6/1/15	30,815	21,262
9.625% 6/1/15 pay-in-kind	44,655	26,793
Michaels Stores, Inc.:
0% 11/1/16 (e)	2,020	1,091
10% 11/1/14	53,620	51,877
11.375% 11/1/16	41,185	36,964
		171,409
Steels - 0.9%
CSN Islands VIII Corp. 9.75% 12/16/13 (g)	11,805	13,709
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	8,695	9,130
Gerdau SA 8.875% (g)	11,345	12,082
International Steel Group, Inc. 6.5% 4/15/14	24,820	25,378
Ispat Inland ULC 9.75% 4/1/14	5,094	5,495
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Steels - continued
PNA Intermediate Holding Corp. 10.065% 2/15/13 pay-in-kind (i)	$ 8,090	$ 6,755
RathGibson, Inc. 11.25% 2/15/14	11,220	10,911
		83,460
Super Retail - 0.4%
AutoNation, Inc.:
4.7131% 4/15/13 (i)	4,370	3,780
7% 4/15/14	6,070	5,691
Toys 'R' US, Inc. 7.875% 4/15/13	33,000	26,978
		36,449
Technology - 7.7%
Amkor Technology, Inc. 9.25% 6/1/16	36,010	35,830
Avago Technologies Finance Ltd.:
8.5756% 6/1/13 (i)	3,962	3,952
11.875% 12/1/15	25,080	26,836
Ceridian Corp.:
11.25% 11/15/15 (g)	19,320	18,161
12.25% 11/15/15 pay-in-kind (g)	17,780	16,713
Freescale Semiconductor, Inc.:
8.875% 12/15/14	116,265	103,185
9.125% 12/15/14 pay-in-kind	135,162	111,171
10.125% 12/15/16	33,410	26,477
Lucent Technologies, Inc.:
6.45% 3/15/29	89,915	66,537
6.5% 1/15/28	31,552	23,033
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 6.05% 12/15/11 (i)	3,295	2,438
New ASAT Finance Ltd. 9.25% 2/1/11	9,655	6,276
Nortel Networks Corp.:
6.9631% 7/15/11 (i)	16,300	15,281
10.125% 7/15/13	16,190	15,745
10.75% 7/15/16	16,300	16,015
NXP BV 9.5% 10/15/15	81,480	78,221
Open Solutions, Inc. 9.75% 2/1/15 (g)	4,070	3,276
Spansion LLC 11.25% 1/15/16 (g)	8,905	5,699
SunGard Data Systems, Inc. 9.125% 8/15/13	24,240	25,210
Unisys Corp.:
8% 10/15/12	4,325	3,936
12.5% 1/15/16	15,080	15,683
Viasystems, Inc. 10.5% 1/15/11	23,140	22,330
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Xerox Capital Trust I 8% 2/1/27	$ 30,530	$ 30,225
Xerox Corp.:
6.4% 3/15/16	18,000	18,547
7.625% 6/15/13	60,755	62,881
		753,658
Telecommunications - 7.2%
American Tower Corp. 7.125% 10/15/12	13,300	13,633
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	27,122	28,275
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	8,540	8,476
Citizens Communications Co.:
7.875% 1/15/27	16,920	14,890
9% 8/15/31	36,475	33,557
Cricket Communications, Inc.:
9.375% 11/1/14	37,540	36,508
9.375% 11/1/14 (g)	13,035	12,677
Digicel Group Ltd.:
8.875% 1/15/15 (g)	18,535	16,079
9.125% 1/15/15 pay-in-kind (g)	20,175	17,300
9.25% 9/1/12 (g)	8,355	8,491
Embarq Corp.:
7.082% 6/1/16	1,787	1,773
7.995% 6/1/36	37,663	37,097
Hughes Network Systems LLC / HNS Finance Corp. 9.5% 4/15/14	13,020	13,020
Intelsat Ltd.:
9.25% 6/15/16	23,125	23,356
11.25% 6/15/16	53,515	54,385
Intelsat Subsidiary Holding Co. Ltd.:
8.25% 1/15/13	17,045	17,215
8.625% 1/15/15 (i)	24,585	24,769
Kyivstar GSM:
7.75% 4/27/12 (Issued by Dresdner Bank AG for Kyivstar GSM) (g)	4,400	4,422
10.375% 8/17/09 (Issued by Dresdner Bank AG for Kyivstar GSM) (g)	5,320	5,583
Level 3 Financing, Inc. 8.75% 2/15/17	27,565	23,568
MetroPCS Wireless, Inc. 9.25% 11/1/14	61,035	59,967
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Millicom International Cellular SA 10% 12/1/13	$ 19,800	$ 21,137
Nextel Communications, Inc.:
5.95% 3/15/14	55,975	43,661
7.375% 8/1/15	75,955	60,764
Nordic Telephone Co. Holdings ApS 8.875% 5/1/16 (g)	8,080	8,242
PanAmSat Corp.:
9% 8/15/14	34,855	35,127
9% 6/15/16	27,990	28,270
Qwest Corp.:
7.5% 10/1/14	3,230	3,254
7.625% 6/15/15	6,359	6,327
U.S. West Communications:
6.875% 9/15/33	25,350	21,548
7.25% 10/15/35	4,605	3,983
Wind Acquisition Finance SA 10.75% 12/1/15 (g)	16,090	17,297
		704,651
Textiles & Apparel - 0.4%
Levi Strauss & Co.:
8.875% 4/1/16	19,380	19,719
9.75% 1/15/15	18,140	18,956
		38,675
TOTAL NONCONVERTIBLE BONDS		6,092,406
TOTAL CORPORATE BONDS (Cost $6,289,966)		6,099,496
Common Stocks - 13.2%
	Shares
Aerospace - 0.2%
Northwest Airlines Corp. (a)	1,787,261	17,265
Air Transportation - 0.2%
Delta Air Lines, Inc. (a)	2,677,700	22,787
Automotive - 0.3%
Tenneco, Inc. (a)	1,294,500	33,113
Building Materials - 0.3%
General Cable Corp. (a)	442,544	29,650
Cable TV - 0.8%
Comcast Corp. Class A	3,745,000	76,960
Common Stocks - continued
	Shares	Value (000s)
Cable TV - continued
Discovery Holding Co. Class A (a)	125,000	$ 2,895
Liberty Global, Inc. Class A (a)	9,320	330
		80,185
Capital Goods - 0.1%
Remy International, Inc. (a)	173,534	4,902
Chemicals - 0.5%
Celanese Corp. Class A	1,145,700	51,270
Sterling Chemicals, Inc. (a)	897	12
Sterling Chemicals, Inc. warrants 12/19/08 (a)	1,455	0
		51,282
Containers - 0.3%
Crown Holdings, Inc. (a)	1,046,300	28,083
Trivest 1992 Special Fund Ltd. (a)(k)	11,400,000	0
		28,083
Diversified Media - 0.3%
News Corp. Class A	1,752,200	31,364
Virgin Media, Inc. warrants 1/10/11 (a)	35,177	8
		31,372
Electric Utilities - 1.0%
AES Corp. (a)	2,100,000	36,456
Mirant Corp. (a)	660,000	27,133
NRG Energy, Inc. (a)	650,000	28,568
Portland General Electric Co.	20,217	485
		92,642
Energy - 4.1%
Chesapeake Energy Corp. (f)	1,500,000	77,550
Forest Oil Corp. (a)	919,993	54,215
Hornbeck Offshore Services, Inc. (a)	950,070	47,380
OPTI Canada, Inc. (a)	1,100,000	23,287
Petrohawk Energy Corp. (a)	1,850,000	43,734
Valero Energy Corp.	1,025,000	50,071
Williams Companies, Inc.	2,850,000	101,175
		397,412
Food and Drug Retail - 0.4%
Kroger Co.	1,000,000	27,250
SUPERVALU, Inc.	425,000	14,068
		41,318
Food/Beverage/Tobacco - 0.1%
Centerplate, Inc. unit	1,033,875	5,169
Common Stocks - continued
	Shares	Value (000s)
Gaming - 0.0%
Progressive Gaming International Corp. warrants 10/14/08 (a)(k)	535,456	$ 0
Healthcare - 1.1%
DaVita, Inc. (a)	1,020,800	53,500
Emergency Medical Services Corp. Class A (a)(f)	928,600	20,959
UnitedHealth Group, Inc.	1,000,000	32,630
		107,089
Metals/Mining - 0.5%
Alcoa, Inc.	1,250,000	43,475
Haynes International, Inc. (a)	147,429	9,236
Intermet Corp. (k)	521,664	0
		52,711
Publishing/Printing - 0.0%
R.H. Donnelley Corp. (a)(f)	350,000	1,677
Restaurants - 0.0%
Ruth's Chris Steak House, Inc. (a)	10,300	76
Shipping - 1.8%
Excel Maritime Carriers Ltd.	1,500,000	59,565
Navios Maritime Holdings, Inc.	2,865,350	31,490
Overseas Shipholding Group, Inc.	691,380	52,033
Ship Finance International Ltd. (NY Shares) (f)	1,242,200	37,664
		180,752
Supermarkets - 0.3%
Safeway, Inc. (f)	855,000	27,018
Technology - 0.8%
Alliant Techsystems, Inc. (a)	475,000	52,241
ASAT Holdings Ltd. warrants 2/1/11 (a)(k)	2,510,300	58
ON Semiconductor Corp. (a)	1,556,230	11,625
Vishay Intertechnology, Inc. (a)	1,800,000	17,010
		80,934
Telecommunications - 0.0%
American Tower Corp. Class A (a)	15,912	691
Embarq Corp.	80,278	3,337
Level 3 Communications, Inc. (a)	18,708	56
XO Holdings, Inc.:
Series A, warrants 1/16/10 (a)	70,124	4
Series B, warrants 1/16/10 (a)	52,628	1
Series C, warrants 1/16/10 (a)	52,628	1
		4,090
Common Stocks - continued
	Shares	Value (000s)
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B (a)(k)	659,302	$ 4,154
TOTAL COMMON STOCKS (Cost $1,178,601)		1,293,681
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
Chemicals - 0.0%
Celanese Corp. 4.25%	30,500	1,744
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Series B, 16.00% (k)	5,850	5,850
TOTAL CONVERTIBLE PREFERRED STOCKS		7,594
Nonconvertible Preferred Stocks - 0.4%
Broadcasting - 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75%	10,346	7,242
Cable TV - 0.0%
PTV, Inc. Series A, 10.00%	56,261	20
Telecommunications - 0.3%
Rural Cellular Corp. 12.25% pay-in-kind	24,178	30,706
TOTAL NONCONVERTIBLE PREFERRED STOCKS		37,968
TOTAL PREFERRED STOCKS (Cost $44,432)		45,562
Floating Rate Loans - 9.4%
	Principal Amount (000s)
Aerospace - 0.0%
DeCrane Aircraft Holdings, Inc.:
Tranche 1LN, term loan 5.4775% 2/21/13 (i)	$ 395	362
Tranche 2LN, term loan 9.7275% 2/21/14 (i)	650	553
Wesco Aircraft Hardware Corp.:
Tranche 1LN, term loan 4.95% 9/29/13 (i)	671	656
Tranche 2LN, term loan 8.45% 3/28/14 (i)	250	243
		1,814
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Auto Parts Distribution - 0.1%
Navistar International Corp.:
term loan 6.2336% 1/19/12 (i)	$ 10,802	$ 9,992
Credit-Linked Deposit 6.5972% 1/19/12 (i)	3,899	3,606
		13,598
Automotive - 0.8%
AM General LLC:
Tranche B, term loan 6.7423% 9/30/13 (i)	15,028	14,202
5.7269% 9/30/12 (i)	567	536
Ford Motor Co. term loan 5.8% 12/15/13 (i)	58,280	52,452
General Motors Corp. term loan 5.0588% 11/29/13 (i)	4,335	4,053
Lear Corp. term loan 5.3363% 4/25/12 (i)	10,812	10,163
		81,406
Cable TV - 0.1%
Discovery Communications, Inc. term loan 4.6963% 5/14/14 (i)	5,360	5,199
Capital Goods - 0.2%
Chart Industries, Inc. Tranche B, term loan 5.0156% 10/17/12 (i)	213	206
Dresser, Inc.:
Tranche 2LN, term loan 8.82% 5/4/15 pay-in-kind (i)	21,030	19,610
Tranche B 1LN, term loan 5.5544% 5/4/14 (i)	2,720	2,618
Walter Industries, Inc. term loan 4.6043% 10/3/12 (i)	397	371
		22,805
Chemicals - 0.1%
Celanese Holding LLC:
Revolving Credit-Linked Deposit 4.4531% 4/2/13 (i)	1,035	953
term loan 4.1881% 4/2/14 (i)	5,638	5,454
Momentive Performance Materials, Inc. Tranche B1, term loan 5.125% 12/4/13 (i)	4,601	4,302
		10,709
Containers - 0.2%
Berry Plastics Holding Corp. Tranche C, term loan 5.095% 4/3/15 (i)	24,572	22,360
Diversified Financial Services - 0.2%
DaimlerChrysler Financial Services Tranche 2LN, term loan 9.3% 8/3/13 (i)	17,475	13,980
Diversified Media - 0.0%
Advanstar, Inc. Tranche 2LN, term loan 7.6713% 11/30/14 (i)	1,970	1,418
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - 0.3%
NRG Energy, Inc.:
term loan 4.1963% 2/1/13 (i)	$ 22,648	$ 21,629
4.3463% 2/1/13 (i)	11,061	10,563
		32,192
Energy - 0.5%
Coffeyville Resources LLC:
Credit-Linked Deposit 5.9475% 12/28/10 (i)	2,432	2,238
Tranche D, term loan 7.9818% 12/28/13 (i)	7,893	7,262
Compagnie Generale de Geophysique SA term loan 4.8838% 1/12/14 (i)	2,618	2,566
Helix Energy Solutions Group, Inc. term loan 4.7632% 7/1/13 (i)	3,070	2,993
SandRidge Energy, Inc. term loan 8.625% 4/1/15 (i)	21,730	22,382
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 4.6963% 10/31/12 (i)	2,252	2,196
term loan 6.8283% 10/31/12 (i)	3,990	3,890
Venoco, Inc. Tranche 2LN, term loan 7.125% 5/7/14 (i)	2,100	1,890
		45,417
Entertainment/Film - 0.1%
MGM Holdings II, Inc. Tranche B, term loan 5.9463% 4/8/12 (i)	9,594	7,675
Environmental - 0.1%
Allied Waste Industries, Inc.:
Credit-Linked Deposit 6.1% 3/28/14 (i)	3,340	3,223
term loan 4.383% 3/28/14 (i)	5,556	5,361
		8,584
Food and Drug Retail - 0.1%
Rite Aid Corp. Tranche ABL, term loan 4.53% 6/4/14 (i)	14,390	13,635
Food/Beverage/Tobacco - 0.1%
Constellation Brands, Inc. Tranche B, term loan 4.9123% 6/5/13 (i)	4,792	4,672
Gaming - 0.0%
Green Valley Ranch Gaming LLC Tranche 1LN, term loan 4.9316% 2/16/14 (i)	658	523
Healthcare - 0.5%
Bausch & Lomb, Inc. term loan:
5.9463% 4/26/15 (i)	3,631	3,576
6.5106% 4/26/15 (i)(j)	910	896
Community Health Systems, Inc.:
term loan 5.335% 7/25/14 (i)	32,426	30,967
Tranche DD, term loan 7/25/14 (j)	1,659	1,584
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Health Management Associates, Inc. Tranche B, term loan 4.4463% 2/28/14 (i)	$ 4,500	$ 4,156
VWR Funding, Inc. term loan 5.1963% 6/29/14 (i)	7,820	7,253
		48,432
Homebuilding/Real Estate - 0.4%
Realogy Corp.:
Credit-Linked Deposit 7.9663% 10/10/13 (i)	9,126	7,803
Tranche B, term loan 5.7216% 10/10/13 (i)	33,898	28,983
		36,786
Leisure - 0.0%
Six Flags, Inc. Tranche B, term loan 5.203% 4/30/15 (i)	3,781	3,365
Metals/Mining - 0.4%
Aleris International, Inc. term loan 4.875% 12/19/13 (i)	12,680	10,714
Novelis Corp. term loan 4.7% 7/6/14 (i)	25,001	23,814
		34,528
Paper - 0.4%
Boise Paper Holdings LLC Tranche 2LN, term loan 9.625% 2/22/15 (i)	34,960	33,562
White Birch Paper Co. Tranche 1LN, term loan 5.45% 5/8/14 (i)	5,150	3,708
		37,270
Restaurants - 0.0%
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 4.92% 6/14/13 (i)	207	178
term loan 5% 6/14/14 (i)	2,440	2,104
		2,282
Services - 0.3%
Affinion Group Holdings, Inc. term loan 9.2669% 3/1/12 (i)	19,690	15,752
ARAMARK Corp.:
Credit-Linked Deposit 6.705% 1/26/14 (i)	593	567
term loan 4.5713% 1/26/14 (i)	9,327	8,931
Brand Energy & Infrastructure Services, Inc. Tranche 2LN, term loan 9.2375% 2/7/15 (i)	3,135	2,602
Neff Corp. Tranche 2LN, term loan 8.4038% 11/30/14 (i)	4,230	3,067
		30,919
Specialty Retailing - 0.5%
Claire's Stores, Inc. term loan 5.5623% 5/29/14 (i)	23,522	18,700
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Specialty Retailing - continued
Michaels Stores, Inc. term loan 5.2037% 10/31/13 (i)	$ 26,590	$ 23,399
Sally Holdings LLC Tranche B, term loan 5.6% 11/16/13 (i)	3,329	3,179
		45,278
Super Retail - 0.3%
Neiman Marcus Group, Inc. term loan 4.7581% 4/6/13 (i)	8,647	8,215
Toys 'R' US, Inc. term loan 5.7088% 12/9/08 (i)	25,110	22,976
		31,191
Technology - 1.6%
Affiliated Computer Services, Inc. Tranche B2, term loan 4.7153% 3/20/13 (i)	15,573	15,047
Flextronics International Ltd.:
Tranche B-A, term loan 5.0962% 10/1/14 (i)	27,446	24,976
Tranche B-A1, term loan 4.9631% 10/1/14 (i)	7,887	7,177
Tranche B-B, term loan 4.9475% 10/1/12 (i)	31,791	29,645
Freescale Semiconductor, Inc. term loan 4.4588% 12/1/13 (i)	58,122	51,002
Kronos, Inc.:
Tranche 1LN, term loan 4.9463% 6/11/14 (i)	21,057	19,162
Tranche 2LN, term loan 8.4463% 6/11/15 (i)	8,615	6,892
Open Solutions, Inc. term loan 5.845% 1/23/14 (i)	1,089	901
		154,802
Telecommunications - 1.9%
Intelsat Bermuda Ltd. term loan:
5.2% 2/1/14 (i)	8,710	8,688
9.5% 6/15/16	35,455	32,246
11.5% 6/15/16	15,190	13,975
Intelsat Subsidiary Holding Co. Ltd. term loan:
8.5% 1/15/13	17,415	15,829
8.875% 1/15/15	24,315	21,381
Leap Wireless International, Inc. Tranche B, term loan 5.6963% 6/16/13 (i)	2,672	2,626
MetroPCS Wireless, Inc. Tranche B, term loan 5.3173% 11/3/13 (i)	6,442	6,080
Paetec Communications, Inc. Tranche B, term loan 5.3625% 2/28/13 (i)	1,426	1,384
PanAmSat Corp. term loan:
9.25% 8/15/14	25,035	22,554
9.25% 6/15/16	21,515	18,744
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Wind Telecomunicazioni SpA:
term loan 9.9838% 12/12/11 pay-in-kind (i)	$ 24,284	$ 23,110
Tranche 2, term loan 11.3194% 3/21/15 (i)	12,400	12,400
Tranche B, term loan 5.01% 9/21/13 (i)	5,570	5,459
Tranche C, term loan 5.76% 9/21/14 (i)	5,570	5,459
		189,935
Textiles & Apparel - 0.2%
Hanesbrands, Inc.:
term loan 6.6569% 3/5/14 (i)	7,050	6,980
Tranche B 1LN, term loan 4.6148% 9/5/13 (i)	15,906	15,568
		22,548
TOTAL FLOATING RATE LOANS (Cost $984,829)		923,323
Other - 0.0%
Delta Air Lines ALPA Claim (a)(i) (Cost $477)	41,750	1,148
Money Market Funds - 14.6%
	Shares
Fidelity Cash Central Fund, 2.51% (b)	1,412,127,779	1,412,128
Fidelity Securities Lending Cash Central Fund, 2.44% (b)(c)	25,302,250	25,302
TOTAL MONEY MARKET FUNDS (Cost $1,437,430)		1,437,430
Cash Equivalents - 0.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 1.97%, dated 4/30/08 due 5/1/08 (Collateralized by U.S. Treasury Obligations) # (Cost $15,449)	$ 15,450	15,449
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $9,951,184)		9,816,089
NET OTHER ASSETS - 0.0%		2,415
NET ASSETS - 100%		$ 9,818,504
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $933,970,000 or 9.5% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $2,114,000 and $2,032,000, respectively. The coupon rate will be determined at time of settlement.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,062,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$ 21,592
Arena Brands Holding Corp. Series B, 16.00%	6/25/02 - 10/3/02	$ 5,850
ASAT Holdings Ltd. warrants 2/1/11	11/15/07	$ -
Intermet Corp.	1/7/05 - 1/13/05	$ 9,879
Progressive Gaming International Corp. warrants 10/14/08	9/26/03	$ -
Trivest 1992 Special Fund Ltd.	7/2/92	$ -
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$15,449,000 due 5/01/08 at 1.97%
BNP Paribas Securities Corp.	$ 5,871
Banc of America Securities LLC	1,891
Dresdner Kleinwort Securities LLC	3,203
J.P. Morgan Securities, Inc.	4,484
$ 15,449
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 56,101
Fidelity Securities Lending Cash Central Fund	337
Total	$ 56,438
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.0%
Bermuda	3.4%
Canada	2.3%
Netherlands	1.3%
Others (individually less than 1%)	5.0%
100.0%
Income Tax Information
At April 30, 2008, the fund had a capital loss carryforward of approximately $251,164,000 of which $139,701,000 and $111,463,000 will expire on April 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2008
Assets
Investment in securities, at value (including securities loaned of $24,700 and repurchase agreements of $15,449) - See accompanying schedule: Unaffiliated issuers (cost $8,513,754)	$ 8,378,659
Fidelity Central Funds (cost $1,437,430)	1,437,430
Total Investments (cost $9,951,184)		$ 9,816,089
Cash		152
Foreign currency held at value (cost $63)		63
Receivable for investments sold		148,157
Receivable for fund shares sold		8,866
Dividends receivable		266
Interest receivable		162,737
Distributions receivable from Fidelity Central Funds		3,240
Prepaid expenses		19
Other receivables		113
Total assets		10,139,702

Liabilities
Payable for investments purchased Regular delivery	$ 273,394
Delayed delivery	7,450
Payable for fund shares redeemed	5,828
Distributions payable	2,999
Accrued management fee	4,499
Other affiliated payables	1,430
Other payables and accrued expenses	296
Collateral on securities loaned, at value	25,302
Total liabilities		321,198

Net Assets		$ 9,818,504
Net Assets consist of:
Paid in capital		$ 10,225,066
Undistributed net investment income		18,787
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(290,254)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(135,095)
Net Assets, for 1,151,957 shares outstanding		$ 9,818,504
Net Asset Value, offering price and redemption price per share ($9,818,504 ÷ 1,151,957 shares)		$ 8.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2008
Investment Income
Dividends		$ 17,355
Interest		600,188
Income from Fidelity Central Funds		56,438
Total income		673,981

Expenses
Management fee	$ 53,453
Transfer agent fees	14,906
Accounting and security lending fees	1,365
Custodian fees and expenses	109
Independent trustees' compensation	37
Registration fees	291
Audit	195
Legal	85
Miscellaneous	415
Total expenses before reductions	70,856
Expense reductions	(521)	70,335
Net investment income		603,646
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,308
Foreign currency transactions	(125)
Total net realized gain (loss)		19,183
Change in net unrealized appreciation (depreciation) on: Investment securities		(741,559)
Net gain (loss)		(722,376)
Net increase (decrease) in net assets resulting from operations		$ (118,730)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2008	Year ended April 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 603,646	$ 442,781
Net realized gain (loss)	19,183	149,412
Change in net unrealized appreciation (depreciation)	(741,559)	370,783
Net increase (decrease) in net assets resulting from operations	(118,730)	962,976
Distributions to shareholders from net investment income	(598,480)	(443,495)
Share transactions Proceeds from sales of shares	3,408,597	3,016,912
Reinvestment of distributions	558,288	409,855
Cost of shares redeemed	(2,418,786)	(1,084,097)
Net increase (decrease) in net assets resulting from share transactions	1,548,099	2,342,670
Redemption fees	2,137	718
Total increase (decrease) in net assets	833,026	2,862,869

Net Assets
Beginning of period	8,985,478	6,122,609
End of period (including undistributed net investment income of $18,787 and undistributed net investment income of $27,142, respectively)	$ 9,818,504	$ 8,985,478
Other Information Shares
Sold	386,210	342,504
Issued in reinvestment of distributions	64,233	46,688
Redeemed	(277,534)	(124,266)
Net increase (decrease)	172,909	264,926

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2008	2007	2006	2005	2004
Selected Per-Share Data
Net asset value, beginning of period	$ 9.18	$ 8.57	$ 8.15	$ 7.94	$ 7.37
Income from Investment Operations
Net investment income B	.557	.543	.524	.539 E	.584
Net realized and unrealized gain (loss)	(.668)	.609	.416	.210	.613
Total from investment operations	(.111)	1.152	.940	.749	1.197
Distributions from net investment income	(.551)	(.543)	(.521)	(.540)	(.630)
Redemption fees added to paid in capital B	.002	.001	.001	.001	.003
Net asset value, end of period	$ 8.52	$ 9.18	$ 8.57	$ 8.15	$ 7.94
Total Return A	(1.14)%	13.95%	11.84%	9.64%	16.60%
Ratios to Average Net Assets C,F
Expenses before reductions	.75%	.76%	.77%	.78%	.79%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.78%	.79%
Expenses net of all reductions	.74%	.75%	.77%	.77%	.78%
Net investment income	6.39%	6.21%	6.24%	6.61% E	7.41%
Supplemental Data
Net assets, end of period (in millions)	$ 9,819	$ 8,985	$ 6,123	$ 4,990	$ 4,298
Portfolio turnover rate D	48%	37%	42%	59%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Net investment income per share includes approximately $.015 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been 6.42%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 460,837
Unrealized depreciation	(581,112)
Net unrealized appreciation (depreciation)	(120,275)
Undistributed ordinary income	4,377
Capital loss carryforward	(251,164)

Cost for federal income tax purposes	$ 9,936,364

The tax character of distributions paid was as follows:

	April 30, 2008	April 30, 2007
Ordinary Income	$ 598,480	$ 443,495

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,937,797 and $3,872,881, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $337.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $49 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $76 and $396, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment

Annual Report

10. Other - continued

of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $42, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital & Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1977

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing) (1994-2007).

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member and Chairperson of the Investment Committee, and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Summer Street Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Summer Street Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Capital & Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Capital & Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of Capital & Income. Mr. Lawrence also serves as Vice President of the High Income Funds and Senior Vice President, Head of High Income Division of FMR. Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary of Capital & Income. Mr. Goebel also serves as Secretary of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Capital & Income. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (42)
Year of Election or Appointment: 2006 Anti-Money Laundering (AML) officer of Capital & Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present).
Joseph B. Hollis (60)

Year of Election or Appointment: 2006

Chief Financial Officer of Capital & Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Capital & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments. He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Capital & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Capital & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Capital & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Capital & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Capital & Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Capital & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 0.7425% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $184,492,918 of distributions paid during the period January 1, 2008 to April 30, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc. (FIIOC)

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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CAI-UANN-0608
1.784716.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®
Focused High Income
Fund

Annual Report

April 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2008	Past 1 year	Life of Fund A
Fidelity® Focused High Income Fund	0.92%	5.29%

A From September 8, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II - BB Rated Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Focused High Income Fund

Concerns about a sharp U.S. economic downturn and ongoing credit market turmoil - an offshoot of the subprime mortgage crisis - pressured the prices of lower-quality, higher-yielding corporate debt during the 12-month period ending April 30, 2008. As a result, the yield spreads of below-investment-grade securities relative to Treasury bond yields of comparable maturity rose from near-historic lows to multiyear highs toward the latter half of the period, as investors demanded higher premiums to hold bonds not issued by the U.S. federal government. The "junk" bond default rate ticked higher as well. After reaching an all-time low of 1.0% in the fourth quarter of 2007, the default rate climbed to 2.9% during the first quarter of 2008 - though still low by historical standards. Against this backdrop, the high-yield bond market fell 0.73% as measured by the Merrill Lynch® U.S. High Yield Master II Constrained Index for the period overall. On a positive note, the Merrill Lynch index rose 4.00% in April, breaking a three-month losing streak, as investors grew more hopeful that the worst of the economic news was behind them.

For the 12 months ending April 30, 2008, the fund returned 0.92%, slightly lagging the 1.53% return of the Merrill Lynch U.S. High Yield Master II -BB Rated Constrained Index. The fund lost ground versus the benchmark in part due to poor positioning in the technology, casino gaming and airline segments. Underweighting electric utilities also detracted, as did weak security selection in telecommunications and unfavorable security selection and an overweighting in the automotive group during the first half of the period. Positive contributions came from underweighting financial services as well as homebuilding and real estate. Significantly overweighting metals and mining helped further. Individual detractors included casino gaming company Mohegan Tribal Gaming Authority, car-rental company Avis Budget, telecom services provider Qwest, casino operator MGM Mirage, Royal Caribbean Cruises, and an overweighting in General Motors Acceptance Corporation during the first half of the period. Underweighting mortgage securities firm Residential Capital helped performance, as did timely ownership and average underweightings in casino company Harrah's and Texas-based electric utility TXU, along with not owning broadcasting firm and index component Clear Channel Communications. Positions in Canadian airline and train manufacturer Bombardier also contributed, as did natural gas producer Chesapeake Energy. Some of the securities mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 to April 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period* November 1, 2007 to April 30, 2008
Actual	$ 1,000.00	$ 1,007.00	$ 4.24
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.64	$ 4.27

* Expenses are equal to the Fund's annualized expense ratio of .85%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
MGM Mirage, Inc.	4.1	4.4
HCA, Inc.	3.2	2.8
Royal Caribbean Cruises Ltd.	3.0	1.9
EchoStar Communications Corp.	2.7	1.3
Freeport-McMoRan Copper & Gold, Inc.	2.7	0.9
	15.7
Top Five Market Sectors as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Gaming	10.9	12.1
Energy	9.2	10.3
Technology	8.5	7.8
Metals/Mining	6.6	9.5
Healthcare	6.4	5.2
Quality Diversification (% of fund's net assets)
As of April 30, 2008*	As of October 31, 2007**
AAA,AA,A 0.0%	AAA,AA,A 0.1%
BBB 3.4%	BBB 0.7%
BB 79.8%	BB 78.8%
B 11.7%	B 11.4%
Not Rated 0.0%	Not Rated 0.5%
Short-Term Investments and Net Other Assets 5.1%	Short-Term Investments and Net Other Assets 8.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of April 30, 2008*		As of October 31, 2007**
	Nonconvertible Bonds 88.2%		Nonconvertible Bonds 85.1%
	Convertible Bonds, Preferred Stocks 0.4%		Convertible Bonds, Preferred Stocks 0.5%
	Floating Rate Loans 6.3%		Floating Rate Loans 5.9%
	Short-Term Investments and Net Other Assets 5.1%		Short-Term Investments and Net Other Assets 8.5%
* Foreign investments	19.6%	** Foreign investments	18.4%

Annual Report

Investments April 30, 2008

Showing Percentage of Net Assets

Corporate Bonds - 88.6%
	Principal Amount	Value
Convertible Bonds - 0.4%
Technology - 0.4%
Lucent Technologies, Inc. 2.875% 6/15/25	$ 289,000	$ 231,558
Nonconvertible Bonds - 88.2%
Aerospace - 3.3%
Bombardier, Inc.:
6.3% 5/1/14 (b)	360,000	360,000
7.45% 5/1/34 (b)	1,105,000	1,093,950
8% 11/15/14 (b)	110,000	116,875
L-3 Communications Corp.:
5.875% 1/15/15	60,000	58,200
6.125% 1/15/14	305,000	301,188
7.625% 6/15/12	185,000	190,088
		2,120,301
Air Transportation - 3.3%
American Airlines, Inc. pass-thru trust certificates:
6.817% 5/23/11	920,000	851,000
6.977% 11/23/22	35,836	29,744
7.324% 4/15/11	80,000	75,200
8.608% 10/1/12	20,000	18,900
Continental Airlines, Inc.:
6.903% 4/19/22	125,000	100,000
7.875% 7/2/18	143,647	116,354
9.558% 9/1/19	68,337	59,112
Continental Airlines, Inc. pass-thru trust certificates:
7.566% 9/15/21	24,304	22,603
7.73% 9/15/12	11,753	10,607
8.388% 5/1/22	24,482	22,278
9.798% 4/1/21	331,991	312,072
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 8/10/22	334,454	297,664
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	65,000	55,900
United Air Lines, Inc. pass-thru certificates Class B, 7.336% 7/2/19	147,482	116,511
		2,087,945
Cable TV - 4.8%
CSC Holdings, Inc. 6.75% 4/15/12	165,000	161,700
DirecTV Holdings LLC/DirecTV Financing, Inc.:
6.375% 6/15/15	620,000	595,200
8.375% 3/15/13	230,000	236,900
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Cable TV - continued
EchoStar Communications Corp.:
6.375% 10/1/11	$ 430,000	$ 424,625
6.625% 10/1/14	230,000	224,825
7% 10/1/13	1,105,000	1,107,763
Videotron Ltd. 9.125% 4/15/18 (b)	315,000	333,113
		3,084,126
Capital Goods - 4.7%
Leucadia National Corp.:
7% 8/15/13	230,000	226,550
7.125% 3/15/17	1,550,000	1,472,500
SPX Corp. 7.625% 12/15/14 (b)	410,000	429,475
Terex Corp. 8% 11/15/17	860,000	879,350
		3,007,875
Chemicals - 1.6%
Chemtura Corp. 6.875% 6/1/16	255,000	226,950
Equistar Chemicals LP 7.55% 2/15/26	10,000	6,625
NOVA Chemicals Corp.:
6.5% 1/15/12	580,000	545,200
7.8625% 11/15/13 (c)	295,000	255,913
		1,034,688
Containers - 1.1%
Greif, Inc. 6.75% 2/1/17	685,000	681,575
Diversified Media - 0.7%
Liberty Media Corp.:
8.25% 2/1/30	120,000	106,471
8.5% 7/15/29	370,000	332,380
		438,851
Electric Utilities - 4.3%
AES Corp. 7.75% 3/1/14	415,000	427,450
Aquila, Inc. 14.875% 7/1/12	20,000	24,400
Edison Mission Energy 7.2% 5/15/19	520,000	525,200
Intergen NV 9% 6/30/17 (b)	455,000	475,475
IPALCO Enterprises, Inc. 7.25% 4/1/16 (b)	495,000	512,325
NSG Holdings II, LLC 7.75% 12/15/25 (b)	735,000	712,950
Tenaska Alabama Partners LP 7% 6/30/21 (b)	54,916	51,621
Utilicorp United, Inc. 9.95% 2/1/11 (c)	10,000	10,650
		2,740,071
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - 9.2%
Chesapeake Energy Corp.:
6.5% 8/15/17	$ 555,000	$ 545,288
6.625% 1/15/16	15,000	15,000
6.875% 1/15/16	145,000	146,994
7.5% 6/15/14	150,000	155,625
7.625% 7/15/13	150,000	156,563
7.75% 1/15/15	590,000	609,175
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	95,000	97,850
7.75% 5/15/17	250,000	258,125
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (b)	110,000	116,193
El Paso Performance-Linked Trust 7.75% 7/15/11 (b)	305,000	317,200
OPTI Canada, Inc.:
7.875% 12/15/14	330,000	336,600
8.25% 12/15/14	255,000	260,100
Pan American Energy LLC 7.75% 2/9/12 (b)	1,055,000	1,069,506
Pioneer Natural Resources Co. 6.65% 3/15/17	365,000	355,875
Plains Exploration & Production Co. 7% 3/15/17	500,000	488,750
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	140,000	136,850
7.5% 5/15/16	145,000	146,813
Southern Star Central Corp. 6.75% 3/1/16 (b)	130,000	125,450
Tesoro Corp. 6.5% 6/1/17	625,000	571,875
		5,909,832
Environmental - 0.8%
Allied Waste North America, Inc.:
6.875% 6/1/17	290,000	290,000
7.125% 5/15/16	10,000	10,050
Browning-Ferris Industries, Inc. 7.4% 9/15/35	255,000	234,600
		534,650
Food and Drug Retail - 0.1%
Rite Aid Corp. 7.5% 3/1/17	55,000	50,738
Food/Beverage/Tobacco - 2.6%
Constellation Brands, Inc.:
7.25% 9/1/16	170,000	171,275
7.25% 5/15/17	400,000	403,000
8.375% 12/15/14	170,000	179,775
Smithfield Foods, Inc. 7.75% 7/1/17	930,000	927,675
		1,681,725
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Gaming - 10.9%
Chukchansi Economic Development Authority:
8% 11/15/13 (b)	$ 70,000	$ 63,000
8.2375% 11/15/12 (b)(c)	40,000	34,600
Mashantucket Western Pequot Tribe 8.5% 11/15/15 (b)	460,000	418,600
MGM Mirage, Inc.:
5.875% 2/27/14	495,000	425,700
6.625% 7/15/15	160,000	139,200
6.75% 9/1/12	710,000	658,525
6.875% 4/1/16	555,000	485,625
7.625% 1/15/17	1,035,000	936,675
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	65,000	59,638
6.375% 7/15/09	300,000	298,500
7.125% 8/15/14	1,555,000	1,329,525
Scientific Games Corp. 6.25% 12/15/12	435,000	405,638
Seminole Hard Rock Entertainment, Inc. 5.3% 3/15/14 (b)(c)	145,000	117,450
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	255,000	246,713
7.25% 5/1/12	650,000	628,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
6.625% 12/1/14	225,000	218,813
6.625% 12/1/14	580,000	564,050
		7,031,127
Healthcare - 5.3%
FMC Finance III SA 6.875% 7/15/17	415,000	420,188
HCA, Inc.:
9.125% 11/15/14	365,000	384,163
9.25% 11/15/16	390,000	418,275
9.625% 11/15/16 pay-in-kind	1,000,000	1,067,500
Omega Healthcare Investors, Inc. 7% 4/1/14	790,000	771,238
Ventas Realty LP:
6.5% 6/1/16	120,000	115,650
6.625% 10/15/14	225,000	221,906
		3,398,920
Homebuilding/Real Estate - 2.9%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	1,120,000	1,044,400
8.125% 6/1/12	545,000	532,738
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Homebuilding/Real Estate - continued
KB Home:
6.25% 6/15/15	$ 55,000	$ 49,500
6.375% 8/15/11	180,000	171,000
7.75% 2/1/10	60,000	59,100
		1,856,738
Hotels - 1.9%
Host Hotels & Resorts LP 6.875% 11/1/14	105,000	103,688
Host Marriott LP 7.125% 11/1/13	1,135,000	1,130,744
		1,234,432
Leisure - 3.0%
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	140,000	123,900
yankee:
7% 6/15/13	500,000	473,750
7.25% 6/15/16	730,000	664,300
7.5% 10/15/27	760,000	646,000
		1,907,950
Metals/Mining - 6.6%
Arch Western Finance LLC 6.75% 7/1/13	335,000	338,350
Drummond Co., Inc. 7.375% 2/15/16 (b)	1,140,000	1,048,800
Freeport-McMoRan Copper & Gold, Inc.:
5.8825% 4/1/15 (c)	640,000	646,400
8.25% 4/1/15	475,000	514,188
8.375% 4/1/17	535,000	590,506
Peabody Energy Corp.:
7.375% 11/1/16	350,000	367,500
7.875% 11/1/26	230,000	236,900
Vedanta Resources PLC 6.625% 2/22/10 (b)	520,000	516,100
		4,258,744
Paper - 1.1%
Georgia-Pacific Corp. 7% 1/15/15 (b)	675,000	678,375
Publishing/Printing - 0.2%
Scholastic Corp. 5% 4/15/13	165,000	139,425
Services - 4.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.565% 5/15/14 (c)	330,000	283,800
7.625% 5/15/14	175,000	157,299
7.75% 5/15/16	920,000	801,504
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Services - continued
FTI Consulting, Inc.:
7.625% 6/15/13	$ 590,000	$ 607,700
7.75% 10/1/16	361,000	375,440
Hertz Corp. 8.875% 1/1/14	660,000	664,950
		2,890,693
Shipping - 0.9%
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	85,000	75,650
8.25% 3/15/13	20,000	20,800
Teekay Corp. 8.875% 7/15/11	455,000	481,163
		577,613
Steels - 1.9%
Evraz Group SA:
8.875% 4/24/13 (b)	105,000	106,313
9.5% 4/24/18 (b)	100,000	101,380
Steel Dynamics, Inc.:
6.75% 4/1/15	755,000	747,450
7.375% 11/1/12 (b)	180,000	183,600
7.75% 4/15/16 (b)	110,000	112,200
		1,250,943
Technology - 7.4%
Avago Technologies Finance Ltd. 10.125% 12/1/13	55,000	58,575
Flextronics International Ltd.:
6.25% 11/15/14	345,000	329,475
6.5% 5/15/13	315,000	309,488
IKON Office Solutions, Inc. 7.6975% 1/1/12 (b)(c)	240,000	240,000
Jabil Circuit, Inc. 8.25% 3/15/18 (b)	415,000	410,850
Lucent Technologies, Inc. 6.45% 3/15/29	460,000	340,400
NXP BV:
5.4631% 10/15/13 (c)	850,000	782,000
7.875% 10/15/14	20,000	19,800
Seagate Technology HDD Holdings 6.8% 10/1/16	620,000	592,100
Xerox Capital Trust I 8% 2/1/27	1,695,000	1,678,037
		4,760,725
Telecommunications - 5.1%
Mobile Telesystems Finance SA 8% 1/28/12 (b)	459,000	467,629
Nextel Communications, Inc.:
6.875% 10/31/13	315,000	259,875
7.375% 8/1/15	110,000	88,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Qwest Corp.:
6.05% 6/15/13 (c)	$ 195,000	$ 184,275
6.5% 6/1/17	200,000	185,606
7.5% 10/1/14	135,000	136,013
7.625% 6/15/15	235,000	233,825
Sprint Capital Corp. 6.875% 11/15/28	55,000	42,763
Sprint Nextel Corp. 6% 12/1/16	55,000	44,825
U.S. West Communications:
6.875% 9/15/33	610,000	518,500
7.5% 6/15/23	165,000	150,975
Vimpel Communications:
8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (b)	230,000	230,575
9.125% 4/30/18 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (b)	750,000	751,875
		3,294,736
TOTAL NONCONVERTIBLE BONDS		56,652,798
TOTAL CORPORATE BONDS (Cost $58,231,323)		56,884,356
Floating Rate Loans - 6.3%

Automotive - 0.3%
General Motors Corp. term loan 5.0588% 11/29/13 (c)	190,000	177,650
Broadcasting - 0.2%
Univision Communications, Inc. Tranche 1LN, term loan 5.1472% 9/29/14 (c)	180,000	151,200
Cable TV - 0.5%
CSC Holdings, Inc. Tranche B, term loan 4.4769% 3/31/13 (c)	205,800	198,083
Insight Midwest Holdings LLC Tranche B, term loan 4.69% 4/6/14 (c)	159,750	150,964
		349,047
Electric Utilities - 1.2%
Ashmore Energy International:
Revolving Credit-Linked Deposit 5.6963% 3/30/12 (c)	27,845	23,947
Floating Rate Loans - continued
	Principal Amount	Value
Electric Utilities - continued
Ashmore Energy International: - continued
term loan 5.6963% 3/30/14 (c)	$ 205,345	$ 176,596
Texas Competitive Electric Holdings Co. LLC Tranche B3, term loan 6.5827% 10/10/14 (c)	608,709	582,078
		782,621
Entertainment/Film - 0.3%
Zuffa LLC term loan 4.875% 6/19/15 (c)	258,250	175,610
Healthcare - 1.1%
Community Health Systems, Inc.:
term loan 5.335% 7/25/14 (c)	330,475	315,604
Tranche DD, term loan 7/25/14 (d)	16,907	16,146
HCA, Inc. Tranche B, term loan 4.9463% 11/17/13 (c)	204,482	194,258
PTS Acquisition Corp. term loan 4.9463% 4/10/14 (c)	219,535	194,289
		720,297
Homebuilding/Real Estate - 0.4%
Realogy Corp.:
Credit-Linked Deposit 7.9663% 10/10/13 (c)	55,152	47,155
Tranche B, term loan 5.7216% 10/10/13 (c)	204,848	175,145
		222,300
Paper - 0.7%
Georgia-Pacific Corp. Tranche B1, term loan 4.7518% 12/23/12 (c)	448,983	431,585
Restaurants - 0.1%
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 4.92% 6/14/13 (c)	6,560	5,658
term loan 5% 6/14/14 (c)	82,435	71,101
		76,759
Services - 0.3%
ARAMARK Corp.:
Credit-Linked Deposit 6.705% 1/26/14 (c)	10,752	10,295
term loan 4.5713% 1/26/14 (c)	169,248	162,055
		172,350
Technology - 0.7%
Kronos, Inc. Tranche 1LN, term loan 4.9463% 6/11/14 (c)	487,933	444,019
Telecommunications - 0.4%
Intelsat Ltd. Tranche B, term loan 5.1838% 7/3/13 (c)	238,186	229,254
Floating Rate Loans - continued
	Principal Amount	Value
Textiles & Apparel - 0.1%
Hanesbrands, Inc.:
term loan 6.6569% 3/5/14 (c)	$ 20,000	$ 19,800
Tranche B 1LN, term loan 4.6148% 9/5/13 (c)	60,000	58,725
		78,525
TOTAL FLOATING RATE LOANS (Cost $4,070,845)		4,011,217
Money Market Funds - 6.5%
	Shares
Fidelity Cash Central Fund, 2.51% (a) (Cost $4,184,773)	4,184,773	4,184,773
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $66,486,941)		65,080,346
NET OTHER ASSETS - (1.4)%		(869,516)
NET ASSETS - 100%		$ 64,210,830
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,195,480 or 17.4% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $16,907 and $16,146, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 156,055
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.4%
Canada	5.2%
Luxembourg	3.2%
Liberia	3.0%
Netherlands	2.0%
Argentina	1.7%
Singapore	1.0%
Others (individually less than 1%)	3.5%
100.0%
Income Tax Information
At April 30, 2008, the fund had a capital loss carryforward of approximately $442,180 of which $105,097 and $337,083 will expire on April 30, 2014 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $62,302,168)	$ 60,895,573
Fidelity Central Funds (cost $4,184,773)	4,184,773
Total Investments (cost $66,486,941)		$ 65,080,346
Cash		219,923
Receivable for investments sold		99,015
Receivable for fund shares sold		252,813
Interest receivable		1,181,251
Distributions receivable from Fidelity Central Funds		7,203
Prepaid expenses		110
Receivable from investment adviser for expense reductions		5,604
Total assets		66,846,265

Liabilities
Payable for investments purchased	$ 2,462,608
Payable for fund shares redeemed	9,190
Distributions payable	66,733
Accrued management fee	28,432
Other affiliated payables	11,828
Other payables and accrued expenses	56,644
Total liabilities		2,635,435

Net Assets		$ 64,210,830
Net Assets consist of:
Paid in capital		$ 66,499,756
Undistributed net investment income		91,123
Accumulated undistributed net realized gain (loss) on investments		(973,454)
Net unrealized appreciation (depreciation) on investments		(1,406,595)
Net Assets, for 6,570,641 shares outstanding		$ 64,210,830
Net Asset Value, offering price and redemption price per share ($64,210,830 ÷ 6,570,641 shares)		$ 9.77

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended April 30, 2008

Investment Income
Interest		$ 3,956,625
Income from Fidelity Central Funds		156,055
Total income		4,112,680

Expenses
Management fee	$ 318,802
Transfer agent fees	111,479
Accounting fees and expenses	23,398
Custodian fees and expenses	3,927
Independent trustees' compensation	222
Registration fees	17,450
Audit	66,581
Legal	222
Miscellaneous	3,687
Total expenses before reductions	545,768
Expense reductions	(69,304)	476,464
Net investment income		3,636,216
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(865,663)
Change in net unrealized appreciation (depreciation) on investment securities		(2,230,455)
Net gain (loss)		(3,096,118)
Net increase (decrease) in net assets resulting from operations		$ 540,098

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended April 30, 2008	Year ended April 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 3,636,216	$ 2,972,773
Net realized gain (loss)	(865,663)	343,007
Change in net unrealized appreciation (depreciation)	(2,230,455)	1,355,981
Net increase (decrease) in net assets resulting from operations	540,098	4,671,761
Distributions to shareholders from net investment income	(3,602,314)	(2,941,900)
Share transactions Proceeds from sales of shares	34,170,355	26,340,210
Reinvestment of distributions	2,832,887	2,313,383
Cost of shares redeemed	(26,232,088)	(17,550,401)
Net increase (decrease) in net assets resulting from share transactions	10,771,154	11,103,192
Redemption fees	27,242	9,078
Total increase (decrease) in net assets	7,736,180	12,842,131

Net Assets
Beginning of period	56,474,650	43,632,519
End of period (including undistributed net investment income of $91,123 and undistributed net investment income of $67,297, respectively)	$ 64,210,830	$ 56,474,650
Other Information Shares
Sold	3,467,095	2,606,855
Issued in reinvestment of distributions	287,233	229,063
Redeemed	(2,655,955)	(1,743,638)
Net increase (decrease)	1,098,373	1,092,280

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2008	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.32	$ 9.96	$ 9.86	$ 10.00
Income from Investment Operations
Net investment income D	.637	.624	.564	.331
Net realized and unrealized gain (loss)	(.560)	.350	.088	(.164)
Total from investment operations	.077	.974	.652	.167
Distributions from net investment income	(.632)	(.616)	(.554)	(.314)
Redemption fees added to paid in capital D	.005	.002	.002	.007
Net asset value, end of period	$ 9.77	$ 10.32	$ 9.96	$ 9.86
Total Return B,C	.92%	10.12%	6.75%	1.70%
Ratios to Average Net Assets E,H
Expenses before reductions	.97%	1.00%	1.08%	1.22% A
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85% A
Expenses net of all reductions	.85%	.85%	.85%	.84% A
Net investment income	6.45%	6.19%	5.64%	5.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,211	$ 56,475	$ 43,633	$ 37,689
Portfolio turnover rate F	69%	71%	81%	134% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 8, 2004 (commencement of operations) to April 30, 2005.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2008

1. Organization.

Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the trust)(formerly of Fidelity Fixed-Income Trust) and is authorized to issue an unlimited number of shares. Effective, April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Summer Street Trust effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's (FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. All legal and other expenses associated with the Trust Reorganization will be paid by FMR.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 667,878
Unrealized depreciation	(2,033,773)
Net unrealized appreciation (depreciation)	(1,365,895)
Undistributed ordinary income	28,783
Capital loss carryforward	(442,180)

Cost for federal income tax purposes	$ 66,446,241

The tax character of distributions paid was as follows:

	April 30, 2008	April 30, 2007
Ordinary Income	$ 3,602,314	$ 2,941,900

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $47,676,532 and $36,505,734, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc, (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $104 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded .85% of average net assets. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $66,444.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,860.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Focused High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Focused High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Focused High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1977

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing) (1994-2007).

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member and Chairperson of the Investment Committee, and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Summer Street Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Summer Street Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Focused High Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Focused High Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of High Income. Mr. Lawrence also serves as Vice President of the High Income Funds and Senior Vice President, Head of High Income Division of FMR. Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary of High Income. Mr. Goebel also serves as Secretary of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Focused High Income. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (42)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Focused High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present).

Joseph B. Hollis (60)

Year of Election or Appointment: 2006

Chief Financial Officer of Focused High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Focused High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments. He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Focused High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Focused High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Focused High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Focused High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Focused High Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Focused High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 0.303% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $977,389 of distributions paid during the period January 1, 2008 to April 30, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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Fidelity®
High Income
Fund

Annual Report

April 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® High Income Fund	0.99%	8.28%	3.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund on April 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Frederick Hoff, Portfolio Manager of Fidelity® High Income Fund

Concerns about a sharp U.S. economic downturn and ongoing credit market turmoil - an offshoot of the subprime mortgage crisis - pressured the prices of lower-quality, higher-yielding corporate debt during the 12-month period ending April 30, 2008. As a result, the yield spreads of below-investment-grade securities relative to Treasury bond yields of comparable maturity rose from near-historic lows to multiyear highs toward the latter half of the period, as investors demanded higher premiums to hold bonds not issued by the U.S. federal government. The "junk" bond default rate ticked higher as well. After reaching an all-time low of 1.0% in the fourth quarter of 2007, the default rate climbed to 2.9% during the first quarter of 2008 - though still low by historical standards. Against this backdrop, the high-yield bond market fell 0.73% as measured by the Merrill Lynch® U.S. High Yield Master II Constrained Index for the period overall. On a positive note, the Merrill Lynch index rose 4.00% in April, breaking a three-month losing streak, as investors grew more hopeful that the worst of the economic news was behind them.

For the year ending April 30, 2008, the fund returned 0.99%, outperforming the Merrill Lynch index. The fund benefited from its relatively conservative positioning. I was underweighted in CCC-rated bonds - the riskiest tier of the market - and held higher-than-normal levels of cash. In addition, security selection among publishing/printing bonds was positive, while a combination of security selection and underweightings in the gaming and paper industries contributed as well. On the negative side, weak security selection in technology, food/drug retail and air transportation bonds detracted. Many of the fund's biggest individual contributions came from what I didn't own rather than what I did. For example, being underweighted in R.H. Donnelley and lacking a position in benchmark component Idearc was very helpful, as was significant underexposure to Canadian newsprint and paper manufacturer AbitibiBowater. An overweighting in oil and gas producer Chesapeake Energy also helped. The biggest individual negative was an overweighting in Realogy, a real estate brokerage company that owns the Century 21 and Coldwell Banker brands. The housing market downturn weighed on this issuer as well as on homebuilder TOUSA, another overweighting in the portfolio. TOUSA was sold before peiod end. In technology, semiconductor maker Freescale Semiconductor was hurt by the poor sales of its most important customer, Motorola.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 to April 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period* November 1, 2007 to April 30, 2008
Actual	$ 1,000.00	$ 1,008.70	$ 3.80
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.08	$ 3.82

* Expenses are equal to the Fund's annualized expense ratio of .76%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	2.6	2.7
Chesapeake Energy Corp.	1.9	1.5
Texas Competitive Electric Holdings Co. LLC	1.8	1.3
Constellation Brands, Inc.	1.6	0.9
Freescale Semiconductor, Inc.	1.3	1.9
	9.2
Top Five Market Sectors as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Electric Utilities	9.5	8.5
Healthcare	8.9	8.0
Telecommunications	8.4	10.5
Energy	8.0	7.7
Technology	7.7	8.0
Quality Diversification (% of fund's net assets)
As of April 30, 2008	As of October 31, 2007
AAA,AA,A 0.0%	AAA,AA,A 0.0%
BBB 2.4%	BBB 1.8%
BB 29.8%	BB 33.0%
B 48.3%	B 43.0%
CCC,CC,C 12.5%	CCC,CC,C 11.9%
D 0.0%	D 0.0%
Not Rated 1.2%	Not Rated 1.6%
Equities 0.4%	Equities 1.2%
Short-Term Investments and Net Other Assets 5.4%	Short-Term Investments and Net Other Assets 7.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of April 30, 2008 *		As of October 31, 2007 **
	Nonconvertible Bonds 78.6%		Nonconvertible Bonds 77.7%
	Convertible Bonds, Preferred Stocks 1.3%		Convertible Bonds, Preferred Stocks 1.3%
	Common Stocks 0.1%		Common Stocks 0.8%
	Floating Rate Loans 14.6%		Floating Rate Loans 12.7%
	Short-Term Investments and Net Other Assets 5.4%		Short-Term Investments and Net Other Assets 7.5%
* Foreign investments	9.7%	** Foreign investments	9.2%

Annual Report

Investments April 30, 2008

Showing Percentage of Net Assets

Corporate Bonds - 79.6%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 1.0%
Energy - 0.5%
Chesapeake Energy Corp. 2.75% 11/15/35	$ 19,025	$ 27,874
Homebuilding/Real Estate - 0.3%
Ventas, Inc. 3.875% 11/15/11 (e)	14,285	17,113
Technology - 0.2%
Advanced Micro Devices, Inc. 6% 5/1/15	13,553	8,555
TOTAL CONVERTIBLE BONDS		53,542
Nonconvertible Bonds - 78.6%
Aerospace - 0.6%
Bombardier, Inc.:
6.3% 5/1/14 (e)	15,670	15,670
8% 11/15/14 (e)	12,550	13,334
TransDigm, Inc. 7.75% 7/15/14	4,350	4,470
		33,474
Air Transportation - 0.8%
Continental Airlines, Inc.:
6.903% 4/19/22	2,330	1,864
7.339% 4/19/14	3,920	3,312
Continental Airlines, Inc. pass-thru trust certificates 6.9% 7/2/18	1,329	1,183
Delta Air Lines, Inc.:
7.9% 12/15/09 (a)	14,295	572
8.3% 12/15/29 (a)	7,735	309
10% 8/15/08 (a)	1,980	79
Northwest Airlines, Inc. pass-thru trust certificates:
6.841% 10/1/12	14,375	13,728
7.041% 10/1/23	13,274	12,544
7.691% 4/1/17	11,915	10,605
		44,196
Auto Parts Distribution - 0.3%
United Auto Group, Inc. 7.75% 12/15/16	14,790	13,459
Automotive - 3.6%
Commercial Vehicle Group, Inc. 8% 7/1/13	3,830	3,179
Ford Motor Co. 7.45% 7/16/31	4,775	3,569
Ford Motor Credit Co. LLC:
7.1631% 4/15/12 (f)	9,450	9,214
8% 12/15/16	7,830	6,832
8.05% 6/15/11 (f)	8,075	7,389
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Automotive - continued
Ford Motor Credit Co. LLC: - continued
9.875% 8/10/11	$ 22,420	$ 21,694
12% 5/15/15	4,460	4,572
General Motors Acceptance Corp.:
6.75% 12/1/14	32,535	24,889
6.875% 9/15/11	19,070	16,019
6.875% 8/28/12	17,160	13,614
7% 2/1/12	8,790	7,137
8% 11/1/31	4,840	3,666
General Motors Corp.:
8.25% 7/15/23	13,720	10,256
8.375% 7/15/33	13,315	10,086
GMAC LLC 6.625% 5/15/12	11,000	9,020
Tenneco, Inc. 8.625% 11/15/14	25,990	26,120
The Goodyear Tire & Rubber Co.:
8.625% 12/1/11	2,063	2,226
8.6625% 12/1/09 (f)	8,760	8,749
9% 7/1/15	7,125	7,766
		195,997
Broadcasting - 0.5%
Nexstar Broadcasting, Inc. 7% 1/15/14	23,870	20,528
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 11.375% 4/1/13	655	636
Paxson Communications Corp. 5.9631% 1/15/12 (e)(f)	5,000	4,050
Radio One, Inc. 8.875% 7/1/11	3,715	3,158
		28,372
Building Materials - 0.8%
Building Materials Corp. of America 7.75% 8/1/14	11,955	10,102
General Cable Corp.:
5.0725% 4/1/15 (f)	9,515	8,230
7.125% 4/1/17	1,940	1,862
Nortek, Inc. 8.5% 9/1/14	24,855	18,206
Texas Industries, Inc. 7.25% 7/15/13	6,670	6,587
		44,987
Cable TV - 3.9%
Cablevision Systems Corp. 7.1325% 4/1/09 (f)	5,015	5,015
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.:
11% 10/1/15	45,269	34,404
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.: - continued
11% 10/1/15	$ 1,910	$ 1,433
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8% 4/30/12 (e)	37,145	35,845
8.375% 4/30/14 (e)	12,860	12,346
10.875% 9/15/14 (e)	10,860	11,430
CSC Holdings, Inc. 7.625% 4/1/11	24,490	24,674
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 6.375% 6/15/15	13,905	13,349
EchoStar Communications Corp.:
5.75% 10/1/08	5,115	5,115
7% 10/1/13	19,870	19,920
7.125% 2/1/16	20,885	20,520
Kabel Deutschland GmbH 10.625% 7/1/14	6,270	6,521
LIN Television Corp. 6.5% 5/15/13	14,265	13,694
Videotron Ltd. 6.875% 1/15/14	7,670	7,440
		211,706
Capital Goods - 1.3%
American Railcar Industries, Inc. 7.5% 3/1/14	7,400	6,706
Baldor Electric Co. 8.625% 2/15/17	8,010	8,170
Case New Holland, Inc. 7.125% 3/1/14	5,700	5,729
Chart Industries, Inc. 9.125% 10/15/15	10,135	10,388
Esco Corp. 8.625% 12/15/13 (e)	14,105	14,105
RBS Global, Inc. / Rexnord Corp. 9.5% 8/1/14	5,195	5,169
Sensus Metering Systems, Inc. 8.625% 12/15/13	5,260	5,155
SPX Corp. 7.625% 12/15/14 (e)	16,410	17,189
		72,611
Chemicals - 1.5%
Georgia Gulf Corp.:
9.5% 10/15/14	13,720	11,525
10.75% 10/15/16	3,020	2,174
Momentive Performance Materials, Inc. 9.75% 12/1/14	30,490	29,652
NOVA Chemicals Corp. 6.5% 1/15/12	9,025	8,484
Phibro Animal Health Corp. 10% 8/1/13 (e)	7,420	7,327
PolyOne Corp. 8.875% 5/1/12 (e)	22,355	22,523
		81,685
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Consumer Products - 0.8%
Jarden Corp. 7.5% 5/1/17	$ 21,340	$ 19,473
Riddell Bell Holdings, Inc. 8.375% 10/1/12	25,675	21,631
		41,104
Containers - 1.2%
Berry Plastics Corp. 7.4838% 2/15/15 (e)(f)	34,285	33,171
Berry Plastics Holding Corp. 8.875% 9/15/14	11,400	10,602
BWAY Corp. 10% 10/15/10	8,735	8,517
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14	5,330	5,343
8.25% 5/15/13	3,000	3,120
Owens-Illinois, Inc.:
7.35% 5/15/08	2,020	2,020
7.5% 5/15/10	4,210	4,347
		67,120
Diversified Financial Services - 0.4%
FireKeepers Development Authority 13.875% 5/1/15 (e)	4,295	4,349
KAR Holdings, Inc. 8.75% 5/1/14	5,690	5,462
Residential Capital Corp. 8.375% 6/30/10	9,775	5,303
Residential Capital LLC 6.1925% 5/22/09 (f)	9,910	6,516
		21,630
Diversified Media - 0.8%
Block Communications, Inc. 8.25% 12/15/15 (e)	6,600	6,435
LBI Media Holdings, Inc. 0% 10/15/13 (d)	8,870	7,185
Liberty Media Corp. 5.7% 5/15/13	25,250	22,662
Nielsen Finance LLC/Nielsen Finance Co. 10% 8/1/14 (e)	8,225	8,554
		44,836
Electric Utilities - 7.4%
AES Corp.:
8% 10/15/17	22,360	23,282
8.75% 5/15/13 (e)	16,630	17,295
9.375% 9/15/10	13,149	13,872
9.5% 6/1/09	17,342	17,819
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (e)	14,485	15,499
Aquila, Inc. 14.875% 7/1/12	4,405	5,374
Calpine Generating Co. LLC 9.07% 4/1/09 (c)(f)	50	2
CMS Energy Corp.:
7.75% 8/1/10	22,460	23,583
8.5% 4/15/11	11,175	11,887
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Electric Utilities - continued
Dynegy Holdings, Inc. 7.75% 6/1/19	$ 14,280	$ 14,244
Edison Mission Energy 7.2% 5/15/19	42,585	43,011
Energy Future Holdings:
10.875% 11/1/17 (e)	27,020	28,911
11.25% 11/1/17 pay-in-kind (e)	4,470	4,694
Mirant Americas Generation LLC 8.3% 5/1/11	20,945	21,678
Mirant North America LLC 7.375% 12/31/13	5,510	5,703
NRG Energy, Inc.:
7.25% 2/1/14	30,460	31,298
7.375% 2/1/16	6,670	6,853
7.375% 1/15/17	4,885	4,983
NSG Holdings II, LLC 7.75% 12/15/25 (e)	12,880	12,494
Reliant Energy, Inc.:
6.75% 12/15/14	6,270	6,458
7.875% 6/15/17	41,970	43,649
Sierra Pacific Resources 6.75% 8/15/17	4,320	4,201
TECO Energy, Inc. 5.2394% 5/1/10 (f)	7,370	7,444
Tenaska Alabama Partners LP 7% 6/30/21 (e)	4,004	3,764
Texas Competitive Electric Holdings Co. LLC:
Series A, 10.25% 11/1/15 (e)	28,855	30,081
Series B, 10.25% 11/1/15 (e)	5,790	6,051
		404,130
Energy - 6.9%
Atlas Pipeline Partners LP 8.125% 12/15/15	6,980	7,207
Berry Petroleum Co. 8.25% 11/1/16	5,000	5,188
CCS, Inc. 11% 11/15/15 (e)	8,855	7,925
Chaparral Energy, Inc. 8.875% 2/1/17	7,555	6,894
Chesapeake Energy Corp.:
6.5% 8/15/17	30,090	29,563
6.625% 1/15/16	7,960	7,960
6.875% 1/15/16	2,980	3,021
7% 8/15/14	4,960	5,072
7.5% 9/15/13	4,000	4,140
7.5% 6/15/14	7,430	7,709
7.625% 7/15/13	15,310	15,980
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	1,300	1,339
7.75% 5/15/17	2,750	2,839
Complete Production Services, Inc. 8% 12/15/16	16,300	16,341
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (e)	8,870	9,369
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
El Paso Performance-Linked Trust 7.75% 7/15/11 (e)	$ 20,000	$ 20,800
Forest Oil Corp. 7.25% 6/15/19	18,215	18,670
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (e)	11,200	11,648
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (e)	8,120	7,958
9% 6/1/16 (e)	9,470	9,801
Mariner Energy, Inc. 8% 5/15/17	4,050	3,949
OPTI Canada, Inc. 8.25% 12/15/14	29,570	30,161
Petrohawk Energy Corp. 9.125% 7/15/13	22,870	24,071
Pioneer Natural Resources Co. 6.65% 3/15/17	5,670	5,528
Plains Exploration & Production Co. 7% 3/15/17	25,085	24,521
Pride International, Inc. 7.375% 7/15/14	3,650	3,805
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	1,890	1,847
7.375% 7/15/13	16,370	16,534
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375% 12/15/13	9,486	9,865
Southwestern Energy Co. 7.5% 2/1/18 (e)	6,980	7,364
Swift Energy Co. 7.125% 6/1/17	17,155	16,211
Williams Companies, Inc.:
6.375% 10/1/10 (e)	9,860	10,156
7.125% 9/1/11	8,320	8,840
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17	10,760	10,975
		373,251
Environmental - 0.7%
Allied Waste North America, Inc.:
5.75% 2/15/11	8,475	8,369
6.875% 6/1/17	9,500	9,500
7.125% 5/15/16	20,930	21,035
		38,904
Food and Drug Retail - 1.1%
Rite Aid Corp.:
6.875% 8/15/13	5,838	4,057
7.5% 3/1/17	7,100	6,550
7.7% 2/15/27	4,725	2,811
9.375% 12/15/15	8,330	6,768
9.5% 6/15/17	16,935	13,717
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Food and Drug Retail - continued
Stater Brothers Holdings, Inc. 7.75% 4/15/15	$ 14,270	$ 14,163
SUPERVALU, Inc. 7.5% 11/15/14	13,015	13,340
		61,406
Food/Beverage/Tobacco - 2.6%
Constellation Brands, Inc.:
7.25% 5/15/17	40,460	40,763
8.375% 12/15/14	41,625	44,018
Dean Foods Co.:
6.9% 10/15/17	8,196	7,499
7% 6/1/16	26,555	24,829
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	14,220	13,438
Smithfield Foods, Inc. 7.75% 7/1/17	8,230	8,209
		138,756
Gaming - 2.6%
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.25% 6/15/15 (e)	5,515	3,971
Harrah's Operating Co., Inc. 10.75% 2/1/16 (e)	9,470	8,156
Mandalay Resort Group 9.5% 8/1/08	5,385	5,439
MGM Mirage, Inc.:
5.875% 2/27/14	33,655	28,943
6.625% 7/15/15	13,005	11,314
6.75% 9/1/12	9,860	9,145
7.5% 6/1/16	11,940	10,642
Mohegan Tribal Gaming Authority:
6.875% 2/15/15	4,470	3,788
7.125% 8/15/14	3,470	2,967
San Pasqual Casino Development Group, Inc. 8% 9/15/13 (e)	6,540	6,115
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (e)	4,490	3,951
Station Casinos, Inc.:
6% 4/1/12	18,535	15,569
7.75% 8/15/16	27,370	22,786
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	8,980	8,733
		141,519
Healthcare - 6.8%
AMR HoldCo, Inc./EmCare HoldCo, Inc. 10% 2/15/15	5,430	5,797
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
Bausch & Lomb, Inc. 9.875% 11/1/15 (e)	$ 10,380	$ 11,029
Bio-Rad Laboratories, Inc. 6.125% 12/15/14	5,000	4,813
Carriage Services, Inc. 7.875% 1/15/15	5,170	5,144
Community Health Systems, Inc. 8.875% 7/15/15	28,190	29,284
CRC Health Group, Inc. 10.75% 2/1/16	4,750	4,228
DaVita, Inc.:
6.625% 3/15/13	5,380	5,299
7.25% 3/15/15	7,395	7,413
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11	4,260	4,164
HCA, Inc.:
5.75% 3/15/14	6,895	5,861
6.5% 2/15/16	1,915	1,704
7.5% 11/6/33	4,775	3,892
9.125% 11/15/14	9,475	9,972
9.25% 11/15/16	43,625	46,788
9.625% 11/15/16 pay-in-kind	16,755	17,886
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	15,140	15,443
LVB Acquisition Merger Sub, Inc. 10% 10/15/17 (e)	4,425	4,746
Omega Healthcare Investors, Inc. 7% 1/15/16	8,000	7,730
Senior Housing Properties Trust 7.875% 4/15/15	1,833	1,867
Service Corp. International 7.375% 10/1/14	8,775	9,038
Skilled Healthcare Group, Inc. 11% 1/15/14	4,900	5,255
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	13,300	12,502
Tenet Healthcare Corp.:
9.25% 2/1/15	13,030	12,867
9.875% 7/1/14	30,820	31,436
U.S. Oncology, Inc. 9% 8/15/12	6,120	6,166
Universal Hospital Services, Inc. 8.5% 6/1/15 pay-in-kind	5,670	5,783
US Oncology Holdings, Inc. 7.9494% 3/15/12 pay-in-kind (f)	15,952	12,520
Ventas Realty LP:
6.5% 6/1/16	19,900	19,179
6.625% 10/15/14	9,875	9,739
6.75% 6/1/10	4,810	4,726
6.75% 4/1/17	8,880	8,669
VWR Funding, Inc. 10.25% 7/15/15	41,160	39,719
		370,659
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Homebuilding/Real Estate - 1.7%
American Real Estate Partners/American Real Estate Finance Corp. 7.125% 2/15/13	$ 8,280	$ 7,721
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15	8,330	5,706
6.375% 12/15/14	5,000	3,500
KB Home 5.875% 1/15/15	4,740	4,195
Realogy Corp. 10.5% 4/15/14	40,475	29,547
Rouse Co.:
5.375% 11/26/13	2,415	2,030
7.2% 9/15/12	4,370	3,997
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (e)	39,050	34,950
		91,646
Hotels - 0.7%
Host Hotels & Resorts LP 6.875% 11/1/14	19,730	19,483
Host Marriott LP:
6.375% 3/15/15	10,515	10,094
7.125% 11/1/13	5,865	5,843
		35,420
Insurance - 0.1%
USI Holdings Corp. 6.94% 11/15/14 (e)(f)	6,810	5,312
Leisure - 0.3%
Six Flags, Inc.:
9.625% 6/1/14	13,645	9,142
9.75% 4/15/13	4,975	3,358
Vail Resorts, Inc. 6.75% 2/15/14	5,620	5,522
		18,022
Metals/Mining - 2.8%
Aleris International, Inc. 9% 12/15/14	7,720	5,674
Drummond Co., Inc. 7.375% 2/15/16 (e)	8,735	8,036
FMG Finance Property Ltd.:
10% 9/1/13 (e)	4,555	4,954
10.625% 9/1/16 (e)	11,075	12,653
Foundation Pennsylvania Coal Co. 7.25% 8/1/14	5,270	5,323
Freeport-McMoRan Copper & Gold, Inc.:
5.8825% 4/1/15 (f)	17,380	17,554
8.25% 4/1/15	11,760	12,730
Massey Energy Co. 6.875% 12/15/13	22,380	22,296
Noranda Aluminium Acquisition Corp. 8.7375% 5/15/15 pay-in-kind (e)(f)	7,950	6,718
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Metals/Mining - continued
Novelis, Inc. 7.25% 2/15/15	$ 16,730	$ 15,224
Peabody Energy Corp.:
6.875% 3/15/13	9,935	10,134
7.375% 11/1/16	27,415	28,786
		150,082
Paper - 2.0%
Abitibi-Consolidated, Inc. 13.75% 4/1/11 (e)	12,160	12,768
Domtar Corp. 7.875% 10/15/11	28,310	28,876
Georgia-Pacific Corp.:
8.125% 5/15/11	2,585	2,669
8.875% 5/15/31	5,320	5,054
9.5% 12/1/11	18,253	18,801
Glatfelter 7.125% 5/1/16	4,440	4,451
Graphic Packaging International, Inc. 8.5% 8/15/11	6,230	6,230
NewPage Corp.:
10% 5/1/12 (e)	23,920	25,355
10% 5/1/12	2,665	2,825
Rock-Tenn Co. 9.25% 3/15/16 (e)	3,950	4,138
		111,167
Publishing/Printing - 2.9%
Cadmus Communications Corp. 8.375% 6/15/14	4,960	4,018
Cenveo Corp. 7.875% 12/1/13	31,199	26,207
R.H. Donnelley Corp. 8.875% 10/15/17 (e)	13,435	8,901
The Reader's Digest Association, Inc. 9% 2/15/17 (e)	17,150	12,091
TL Acquisitions, Inc.:
0% 7/15/15 (d)(e)	17,880	13,723
10.5% 1/15/15 (e)	57,615	52,142
Valassis Communications, Inc. 8.25% 3/1/15	43,870	39,044
		156,126
Railroad - 0.1%
Kansas City Southern de Mexico, SA de CV 7.625% 12/1/13	4,780	4,565
Kansas City Southern Railway Co. 7.5% 6/15/09	1,220	1,235
		5,800
Restaurants - 0.7%
Carrols Corp. 9% 1/15/13	17,725	16,285
Landry's Restaurants, Inc. 9.5% 12/15/14	11,280	10,998
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Restaurants - continued
OSI Restaurant Partners, Inc. 10% 6/15/15 (e)	$ 8,985	$ 6,761
Uno Restaurant Corp. 10% 2/15/11 (e)	4,030	1,854
		35,898
Services - 4.1%
Ahern Rentals, Inc. 9.25% 8/15/13	16,545	13,898
Allied Security Escrow Corp. 11.375% 7/15/11	5,590	4,807
ARAMARK Corp.:
6.7394% 2/1/15 (f)	17,885	17,214
8.5% 2/1/15	25,465	26,484
Ashtead Capital, Inc. 9% 8/15/16 (e)	6,515	5,603
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.565% 5/15/14 (f)	17,590	15,127
7.625% 5/15/14	13,220	11,883
7.75% 5/15/16	12,290	10,707
Corrections Corp. of America:
6.25% 3/15/13	17,650	17,562
6.75% 1/31/14	5,130	5,207
FTI Consulting, Inc.:
7.625% 6/15/13	2,000	2,060
7.75% 10/1/16	3,760	3,910
Hertz Corp. 8.875% 1/1/14	37,050	37,328
Iron Mountain, Inc.:
6.625% 1/1/16	12,455	12,035
8.625% 4/1/13	2,785	2,834
Penhall International Corp. 12% 8/1/14 (e)	4,370	3,583
United Rentals North America, Inc.:
7% 2/15/14	22,265	18,369
7.75% 11/15/13	14,455	12,467
		221,078
Shipping - 1.4%
Britannia Bulk PLC 11% 12/1/11	2,190	2,267
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	12,120	11,514
Navios Maritime Holdings, Inc. 9.5% 12/15/14	13,720	14,097
Seabulk International, Inc. 9.5% 8/15/13	7,985	8,414
Ship Finance International Ltd. 8.5% 12/15/13	35,500	36,299
Teekay Corp. 8.875% 7/15/11	5,000	5,288
		77,879
Specialty Retailing - 1.9%
Asbury Automotive Group, Inc. 7.625% 3/15/17	24,955	20,713
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Specialty Retailing - continued
Dollar General Corp. 10.625% 7/15/15	$ 11,605	$ 11,605
Michaels Stores, Inc. 10% 11/1/14	33,270	32,189
Sally Holdings LLC 9.25% 11/15/14	37,360	37,920
		102,427
Steels - 0.6%
California Steel Industries, Inc. 6.125% 3/15/14	7,730	6,339
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	8,700	9,135
PNA Group, Inc. 10.75% 9/1/16	6,060	5,606
Steel Dynamics, Inc. 7.375% 11/1/12 (e)	13,410	13,678
		34,758
Super Retail - 1.7%
Asbury Automotive Group, Inc. 8% 3/15/14	38,530	34,870
Couche Tard U.S. LP/Couche Tard Financing Corp. 7.5% 12/15/13	5,785	5,828
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	14,650	15,529
Neiman Marcus Group, Inc. 9% 10/15/15	7,390	7,686
Sonic Automotive, Inc. 8.625% 8/15/13	22,235	21,234
Toys 'R' US, Inc. 7.875% 4/15/13	8,545	6,986
		92,133
Technology - 6.2%
Activant Solutions, Inc. 9.5% 5/1/16	3,320	2,789
Amkor Technology, Inc. 9.25% 6/1/16	6,540	6,507
Avago Technologies Finance Ltd. 10.125% 12/1/13	21,880	23,302
First Data Corp. 9.875% 9/24/15 (e)	9,130	8,331
Freescale Semiconductor, Inc.:
8.875% 12/15/14	20,870	18,522
9.125% 12/15/14 pay-in-kind	57,235	47,076
IKON Office Solutions, Inc. 7.75% 9/15/15	9,165	9,165
Jabil Circuit, Inc. 8.25% 3/15/18 (e)	27,770	27,492
Lucent Technologies, Inc.:
6.45% 3/15/29	30,540	22,600
6.5% 1/15/28	7,910	5,774
Nortel Networks Corp.:
6.9631% 7/15/11 (f)	23,026	21,587
10.75% 7/15/16	34,140	33,543
NXP BV:
5.4631% 10/15/13 (f)	18,790	17,287
7.875% 10/15/14	14,950	14,801
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
NXP BV: - continued
9.5% 10/15/15	$ 535	$ 514
Serena Software, Inc. 10.375% 3/15/16	6,855	6,307
SunGard Data Systems, Inc. 9.125% 8/15/13	27,000	28,080
Xerox Capital Trust I 8% 2/1/27	46,040	45,580
		339,257
Telecommunications - 6.7%
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	13,715	14,298
Centennial Communications Corp. 8.4475% 1/1/13 (f)	8,000	7,620
Cricket Communications, Inc. 9.375% 11/1/14	3,375	3,282
Digicel Group Ltd.:
8.875% 1/15/15 (e)	16,715	14,500
9.125% 1/15/15 pay-in-kind (e)	45,832	39,301
9.25% 9/1/12 (e)	1,610	1,636
Intelsat Ltd.:
7.625% 4/15/12	9,565	7,843
9.25% 6/15/16	47,470	47,945
11.25% 6/15/16	15,815	16,072
Intelsat Subsidiary Holding Co. Ltd. 8.625% 1/15/15 (f)	5,000	5,038
Level 3 Financing, Inc.:
8.75% 2/15/17	9,850	8,422
9.25% 11/1/14	9,355	8,513
12.25% 3/15/13	16,000	16,080
MetroPCS Wireless, Inc. 9.25% 11/1/14	10,700	10,513
Nextel Communications, Inc. 7.375% 8/1/15	13,910	11,128
PanAmSat Corp.:
9% 8/15/14	3,105	3,129
9% 6/15/16	23,720	23,957
Qwest Corp.:
6.05% 6/15/13 (f)	20,090	18,985
7.5% 10/1/14	14,620	14,730
7.625% 6/15/15	7,980	7,940
7.875% 9/1/11	8,465	8,634
Rural Cellular Corp. 8.25% 3/15/12	5,440	5,658
Sprint Capital Corp. 6.9% 5/1/19	26,560	21,912
U.S. West Capital Funding, Inc. 6.375% 7/15/08	6,000	6,000
U.S. West Communications 5.625% 11/15/08	5,000	5,000
Wind Acquisition Finance SA 10.75% 12/1/15 (e)	7,565	8,132
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Windstream Corp.:
7% 3/15/19	$ 9,490	$ 8,897
8.125% 8/1/13	7,580	7,845
8.625% 8/1/16	8,675	9,065
		362,075
Textiles & Apparel - 0.1%
Hanesbrands, Inc. 8.2038% 12/15/14 (e)(f)	6,430	6,044
TOTAL NONCONVERTIBLE BONDS		4,274,926
TOTAL CORPORATE BONDS (Cost $4,438,990)		4,328,468
Common Stocks - 0.1%
	Shares
Air Transportation - 0.1%
Delta Air Lines, Inc. (a)	295,269	2,513
Consumer Products - 0.0%
Revlon, Inc. Class A (sub. vtg.) (a)	939,829	902
Containers - 0.0%
Trivest 1992 Special Fund Ltd. (a)(g)	13,662,268	0
Electric Utilities - 0.0%
Calpine Corp. (a)	6,335	125
Telecommunications - 0.0%
Sprint Nextel Corp.	227,548	1,818
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(g)	143,778	906
TOTAL COMMON STOCKS (Cost $13,796)		6,264
Nonconvertible Preferred Stocks - 0.3%

Automotive - 0.0%
Cambridge Industries, Inc. (liquidation trust) (a)	2,303,017	23
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
Telecommunications - 0.3%
Rural Cellular Corp. 12.25% pay-in-kind	14,969	$ 19,011
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $16,915)		19,034
Floating Rate Loans - 14.6%
	Principal Amount (000s)
Aerospace - 0.4%
Sequa Corp. term loan 5.95% 12/3/14 (f)	$ 24,684	24,006
Automotive - 0.2%
Ford Motor Co. term loan 5.8% 12/15/13 (f)	12,778	11,500
Broadcasting - 0.8%
Univision Communications, Inc. Tranche 1LN, term loan 5.1472% 9/29/14 (f)	54,490	45,772
Building Materials - 0.2%
Building Materials Corp. of America term loan 5.6875% 2/22/14 (f)	9,876	8,444
Cable TV - 1.7%
Charter Communications Operating LLC Tranche B 1LN, term loan 4.9% 3/6/14 (f)	61,673	54,269
CSC Holdings, Inc. Tranche B, term loan 4.4769% 3/31/13 (f)	41,307	39,758
		94,027
Chemicals - 0.4%
Georgia Gulf Corp. term loan 5.6997% 10/3/13 (f)	10,666	9,919
Hexion Specialty Chemicals, Inc.:
term loan 4.9487% 5/5/13 (f)	5,823	5,473
Tranche C5, term loan 5% 5/5/13 (f)	248	232
MacDermid, Inc. Tranche B, term loan 4.6963% 4/12/14 (f)	5,410	4,869
		20,493
Consumer Services - 0.1%
ServiceMaster Co.:
Credit-Linked-Deposit 5.31% 7/24/14 (f)	476	405
term loan 5.5486% 7/24/14 (f)	7,617	6,474
Tranche DD, term loan 5.2954% 7/24/14 (f)	757	643
		7,522
Electric Utilities - 2.1%
Calpine Corp. Tranche D, term loan 5.575% 3/29/14 (f)	56,227	52,854
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - continued
Texas Competitive Electric Holdings Co. LLC:
Tranche B1, term loan 6.5687% 10/10/14 (f)	$ 13,356	$ 12,739
Tranche B2, term loan 6.5793% 10/10/14 (f)	49,986	47,861
		113,454
Energy - 0.6%
CCS, Inc. Tranche B, term loan 5.6963% 11/14/14 (f)	17,590	15,567
SandRidge Energy, Inc. term loan:
6.3225% 4/1/14 (f)	2,310	2,206
8.625% 4/1/15 (f)	12,610	12,988
		30,761
Food and Drug Retail - 0.1%
Rite Aid Corp. Tranche ABL, term loan 4.53% 6/4/14 (f)	7,870	7,457
Healthcare - 2.1%
Bausch & Lomb, Inc. term loan:
5.9463% 4/26/15 (f)	5,470	5,388
6.5106% 4/26/15 (f)(h)	1,371	1,350
Community Health Systems, Inc.:
term loan 5.335% 7/25/14 (f)	18,140	17,324
Tranche DD, term loan 7/25/14 (h)	928	886
DaVita, Inc. Tranche B1, term loan 4.2346% 10/5/12 (f)	25,872	24,837
HCA, Inc. Tranche B, term loan 4.9463% 11/17/13 (f)	56,312	53,496
LifeCare Holdings, Inc. term loan 6.95% 8/11/12 (f)	9,779	8,410
		111,691
Paper - 0.8%
Boise Paper Holdings LLC Tranche B 1LN, term loan 7.5% 2/22/14 (f)	8,505	8,505
Georgia-Pacific Corp. Tranche B1, term loan 4.7518% 12/23/12 (f)	33,235	31,947
		40,452
Publishing/Printing - 0.3%
Thomson Learning, Inc. term loan 5.3418% 7/5/14 (f)	19,900	18,408
Services - 1.0%
ARAMARK Corp.:
Credit-Linked Deposit 6.705% 1/26/14 (f)	413	395
term loan 4.5713% 1/26/14 (f)	6,500	6,223
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. term loan 4.5% 4/19/12 (f)	12,208	11,048
RSC Equipment Rental Tranche 2LN, term loan 6.23% 11/30/13 (f)	41,274	35,908
		53,574
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Specialty Retailing - 0.4%
Michaels Stores, Inc. term loan 5.2037% 10/31/13 (f)	$ 21,155	$ 18,617
Super Retail - 0.7%
Dollar General Corp. Tranche B1, term loan 5.6494% 7/6/14 (f)	13,210	12,252
Neiman Marcus Group, Inc. term loan 4.7581% 4/6/13 (f)	6,200	5,890
Toys 'R' US, Inc. term loan 5.7088% 12/9/08 (f)	20,240	18,520
		36,662
Technology - 1.3%
First Data Corp. Tranche B1, term loan 5.6236% 9/24/14 (f)	17,750	16,685
Flextronics International Ltd. Tranche B-B, term loan 4.9475% 10/1/12 (f)	12,791	11,927
Freescale Semiconductor, Inc. term loan 4.4588% 12/1/13 (f)	8,050	7,064
SunGard Data Systems, Inc. term loan 4.8775% 2/28/14 (f)	38,127	36,220
		71,896
Telecommunications - 1.4%
Intelsat Bermuda Ltd. term loan:
5.2% 2/1/14 (f)	5,250	5,237
9.5% 6/15/16	19,650	17,872
11.5% 6/15/16	8,425	7,751
Intelsat Subsidiary Holding Co. Ltd. term loan 8.875% 1/15/15	13,500	11,871
Level 3 Communications, Inc. term loan 4.9621% 3/13/14 (f)	15,385	14,308
MetroPCS Wireless, Inc. Tranche B, term loan 5.3173% 11/3/13 (f)	10,730	10,127
Wind Telecomunicazioni SpA term loan 9.9838% 12/12/11 pay-in-kind (f)	11,035	10,502
		77,668
TOTAL FLOATING RATE LOANS (Cost $825,515)		792,404
Money Market Funds - 6.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 2.51% (b) (Cost $324,839)	324,838,942	$ 324,839
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $5,620,055)		5,471,009
NET OTHER ASSETS - (0.6)%		(35,133)
NET ASSETS - 100%		$ 5,435,876
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Non-income producing - Issuer is in default.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $803,875,000 or 14.8% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $906,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97	$ 5,807
Trivest 1992 Special Fund Ltd.	7/30/92	$ -

(h) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,614,000 and $1,562,000, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 16,302
Income Tax Information

At April 30, 2008, the fund had a capital loss carryforward of approximately $842,080,000 of which $102,614,000, $461,978,000 and $277,488,000 will expire on April 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,295,216)	$ 5,146,170
Fidelity Central Funds (cost $324,839)	324,839
Total Investments (cost $5,620,055)		$ 5,471,009
Cash		214
Receivable for investments sold		43,605
Receivable for fund shares sold		6,444
Interest receivable		110,426
Distributions receivable from Fidelity Central Funds		640
Prepaid expenses		10
Other receivables		36
Total assets		5,632,384

Liabilities
Payable for investments purchased	$ 132,757
Payable for fund shares redeemed	57,819
Distributions payable	2,498
Accrued management fee	2,497
Other affiliated payables	765
Other payables and accrued expenses	172
Total liabilities		196,508

Net Assets		$ 5,435,876
Net Assets consist of:
Paid in capital		$ 6,435,413
Undistributed net investment income		14,572
Accumulated undistributed net realized gain (loss) on investments		(865,063)
Net unrealized appreciation (depreciation) on investments		(149,046)
Net Assets, for 633,050 shares outstanding		$ 5,435,876
Net Asset Value, offering price and redemption price per share ($5,435,876 ÷ 633,050 shares)		$ 8.59

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2008

Investment Income
Dividends		$ 2,424
Interest		394,459
Income from Fidelity Central Funds		16,302
Total income		413,185

Expenses
Management fee	$ 28,827
Transfer agent fees	7,557
Accounting fees and expenses	1,176
Custodian fees and expenses	59
Independent trustees' compensation	20
Registration fees	99
Audit	149
Legal	33
Miscellaneous	183
Total expenses before reductions	38,103
Expense reductions	(338)	37,765
Net investment income		375,420
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(5,094)
Change in net unrealized appreciation (depreciation) on investment securities		(318,429)
Net gain (loss)		(323,523)
Net increase (decrease) in net assets resulting from operations		$ 51,897

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2008	Year ended April 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 375,420	$ 314,469
Net realized gain (loss)	(5,094)	36,659
Change in net unrealized appreciation (depreciation)	(318,429)	116,428
Net increase (decrease) in net assets resulting from operations	51,897	467,556
Distributions to shareholders from net investment income	(384,195)	(311,320)
Share transactions Proceeds from sales of shares	1,390,583	1,500,054
Reinvestment of distributions	350,057	277,792
Cost of shares redeemed	(1,000,419)	(622,705)
Net increase (decrease) in net assets resulting from share transactions	740,221	1,155,141
Redemption fees	593	371
Total increase (decrease) in net assets	408,516	1,311,748

Net Assets
Beginning of period	5,027,360	3,715,612
End of period (including undistributed net investment income of $14,572 and undistributed net investment income of $28,825, respectively)	$ 5,435,876	$ 5,027,360
Other Information Shares
Sold	159,643	168,000
Issued in reinvestment of distributions	40,421	30,958
Redeemed	(115,078)	(69,946)
Net increase (decrease)	84,986	129,012

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2008	2007	2006	2005	2004
Selected Per-Share Data
Net asset value, beginning of period	$ 9.17	$ 8.87	$ 8.65	$ 8.87	$ 8.36
Income from Investment Operations
Net investment income B	.639	.654	.614	.629	.672
Net realized and unrealized gain (loss)	(.566)	.291	.216	(.174)	.534
Total from investment operations	.073	.945	.830	.455	1.206
Distributions from net investment income	(.654)	(.646)	(.610)	(.676)	(.699)
Redemption fees added to paid in capital B	.001	.001	- F	.001	.003
Net asset value, end of period	$ 8.59	$ 9.17	$ 8.87	$ 8.65	$ 8.87
Total Return A	.99%	11.09%	9.85%	5.18%	14.84%
Ratios to Average Net Assets C, E
Expenses before reductions	.75%	.75%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.77%	.77%	.77%
Expenses net of all reductions	.74%	.75%	.76%	.77%	.77%
Net investment income	7.36%	7.31%	6.97%	7.07%	7.67%
Supplemental Data
Net assets, end of period (in millions)	$ 5,436	$ 5,027	$ 3,716	$ 3,028	$ 2,921
Portfolio turnover rate D	33%	39%	40%	65%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the trust) (formerly of Fidelity Fixed-Income Trust) and is authorized to issue an unlimited number of shares. Effective, April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Summer Street Trust effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's (FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. All legal and other expenses associated with the Trust Reorganization will be paid by FMR.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to defaulted bonds, market discount, partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 113,564
Unrealized depreciation	(249,396)
Net unrealized appreciation (depreciation)	(135,832)
Undistributed ordinary income	1,354
Capital loss carryforward	(842,080)

Cost for federal income tax purposes	$ 5,606,841

The tax character of distributions paid was as follows:

	April 30, 2008	April 30, 2007
Ordinary Income	$ 384,195	$ 311,320

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,354,889 and $1,545,812, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $42 and $296, respectively.

Annual Report

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 and Fidelity Freedom 2030 were the owners of record of approximately 15% and 10%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 54% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1977

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing) (1994-2007).

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member and Chairperson of the Investment Committee, and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment:2003

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Summer Street Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Summer Street Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Summer Street Trust. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of High Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of High Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Name, Age; Principal Occupation
Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of High Income. Mr. Lawrence also serves as Vice President of the High Income Funds and Senior Vice President, Head of High Income Division of FMR. Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary of High Income. Mr. Goebel also serves as Secretary of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of High Income. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (42)
Year of Election or Appointment: 2006 Anti-Money Laundering (AML) officer of High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present).
Joseph B. Hollis (60)

Year of Election or Appointment: 2006

Chief Financial Officer of High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments. He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of High Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 0.3719% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $117,709,333 of the distributions paid during the period January 1, 2008 to April 30, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc. (FIIOC)

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SPH-UANN-0608
1.784717.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, April 30, 2008, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Capital & Income Fund, Fidelity Focused High Income Fund and Fidelity High Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2008A	2007A
Fidelity Capital & Income Fund	$177,000	$176,000
Fidelity Focused High Income Fund	$61,000	$61,000
Fidelity High Income Fund	$137,000	$132,000
All funds in the Fidelity Group of Funds audited by PwC	$13,700,000	$13,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended April 30, 2008 and April 30, 2007 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2008A	2007A
Fidelity Capital & Income Fund	$0	$0
Fidelity Focused High Income Fund	$0	$0
Fidelity High Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2008A	2007A
PwC	$335,000	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2008A	2007A
Fidelity Capital & Income Fund	$3,500	$2,900
Fidelity Focused High Income Fund	$3,000	$2,900
Fidelity High Income Fund	$3,000	$2,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2008A	2007A
Fidelity Capital & Income Fund	$7,200	$5,400
Fidelity Focused High Income Fund	$1,200	$1,100
Fidelity High Income Fund	$4,500	$3,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
PwC	$175,000	$170,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate fees billed by PwC of $1,695,000A and $1,350,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2008A	2007A
Covered Services	$535,000	$190,000
Non-Covered Services	$1,160,000	$1,160,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Kenneth Robins
Kenneth Robins
President and Treasurer

Date:	June 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth Robins
Kenneth Robins
President and Treasurer

Date:	June 26, 2008
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	June 26, 2008